Exhibit 3.1

FOURTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

WAYFAIR LLC
(F/K/A CSN STORES LLC)

DATED AS OF MARCH 5, 2014

i

Section 6.	Status, Rights and Powers of Members	40

6.1	Limited Liability	40
6.2	Return of Distributions of Capital	40
6.3	No Management or Control	41
6.4	Specific Limitations	41
6.5	Meetings of Members	41
6.6	Preferred Protective Provisions	41
6.7	Redemption	44

Section 7.	Designation, Rights, Authorities, Powers, Responsibilities and Duties of the Board of Managers	47

7.1	Board of Managers	47
7.2	Authority of Board of Managers	48
7.3	Reliance by Third Parties	48
7.4	Section 754 Election	48

Section 8.	Designation, Rights, Authorities, Powers, Responsibilities and Duties of Officers and Agents	49

8.1	Officers, Agents	49

Section 9.	Books, Records, Accounting and Reports	49

9.1	Books and Records	49
9.2	Fiscal Year; Financial Statements	50
9.3	Filings; Tax Information	50
9.4	Non-Disclosure	50

Section 10.	Tax Matters Member	51

10.1	Tax Matters Member	51
10.2	Indemnity of Tax Matters Member	51
10.3	Tax Returns	52
10.4	Non-U.S. Tax Returns	52

Section 11.	Dissolution Of Company	52

11.1	Termination of Membership	52
11.2	Events of Dissolution	52
11.3	Liquidation	52
11.4	Deemed Liquidation	53
11.5	No Action for Dissolution	56
11.6	No Further Claim	56

Section 12.	Incorporation	56

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Section 13.	Indemnification	59

13.1	General	59
13.2	Exculpation	60
13.3	Persons Entitled to Indemnity	60
13.4	Procedure Agreements	60
13.5	Duties of Board of Managers	60
13.6	Interested Transactions	61
13.7	Business Opportunities	61
13.8	Fiduciary and Other Duties	61

Section 14.	Amendments to Agreement	62

14.1	Amendments	62
14.2	Corresponding Amendment of Certificate	63
14.3	Binding Effect	63

Section 15.	General	63

15.1	Incorporation of Transaction Documents	63
15.2	Successors; Delaware Law; Etc	63
15.3	Notices, Etc	63
15.4	Execution of Documents	63
15.5	Consent to Jurisdiction	64
15.6	Waiver of Jury Trial	65
15.7	Severability	65
15.8	Table of Contents, Headings	65
15.9	No Third Party Rights	65
15.10	Equity Interests in the Company	65
15.11	Transfers	65

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WAYFAIR LLC (F/K/A CSN STORES LLC)

FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT

This Fourth Amended And Restated Limited Liability Company Operating Agreement of WAYFAIR LLC (f/k/a CSN STORES LLC) (the “Company”) is dated as of March 5, 2014, among the Persons whose names and addresses are listed on Exhibit A attached hereto and certain other Persons from time to time party hereto (the “Members”).

RECITALS

WHEREAS, a limited liability company has been formed in accordance with the Delaware Limited Liability Company Act in order to conduct the businesses described herein;

WHEREAS, the Members wish to amend and restate the Third Amended and Restated Limited Liability Company Operating Agreement of the Company, dated as of November 30, 2012, as amended (the “Prior Agreement”) in its entirety as set forth in this Agreement; and

WHEREAS, the Members are entering into this Agreement to provide for, among other things, the management of the business and affairs of the Company, the allocation of profits and losses among the Members, the respective rights and obligations of the Members to each other and to the Company, and certain other matters.

AGREEMENT

NOW, THEREFORE, the Members agree as follows:

Section 1.                                           Definitions.

For purposes of this Agreement (a) references to “Articles,” “Exhibits” and “Sections” are to Articles, Exhibits and Sections of this Agreement unless explicitly indicated otherwise, (b) references to statutes include all rules and regulations thereunder, and all amendments and successors thereto from time to time and (c) the word “including” shall be construed as “including without limitation.”

“1st Tier Preference Amount” is defined in the definition of “Base Preference Return.”

“2nd Tier Preference Amount” is defined in the definition of “Base Preference Return.”

“1st Tier Return” is defined in the definition of “Series A Conversion Payment Amount.”

“2nd Tier Return” is defined in the definition of “Series A Conversion Payment Amount.”

“3rd Tier Return” is defined in the definition of “Series A Conversion Payment Amount.”

“Act” means the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.).

“Additional Common Units” shall mean all Common Units issued (or, pursuant to Subsections 3.6.5(b) or 3.7.5(b) below, deemed to be issued) by the Company after the Series B Original Issue Date, other than the following Common Units and Common Units deemed issued pursuant to the following Options and Convertible Securities (collectively, “Excluded Securities”):

(a)                                 all Common Units, Options or Convertible Securities issued as a Distribution on Convertible Preferred Units;

(b)                                 Common Units, Options or Convertible Securities issued by reason of a Distribution, split, subdivision, recapitalization or other distribution on Common Units that is covered by Subsections 3.6.7 through 3.6.11 below and/or Subsections 3.7.7 through 3.7.11 below, as applicable;

(c)                                  Common Units or Options issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to the Company’s Plan or any other plan, agreement or arrangement approved by the Board of Managers, including at least a majority of the Series A Managers;

(d)                                 Common Units or Convertible Securities actually issued upon the exercise of Options or Common Units actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security;

(e)                                  Common Units, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction entered into for primarily non-equity financing purposes approved by the Board of Managers, including at least a majority of the Series A Managers;

(f)                                   Common Units, Options or Convertible Securities issued pursuant to the bona fide acquisition of another corporation or entity by the Company by merger, purchase of substantially all of the assets or other reorganization, provided that such issuances are approved by the Board of Managers, including at least a majority of the Series A Managers;

(g)                                  Common Units issued in connection with the sale of such Units to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, provided that such issuance is approved by the Board of Managers, including at least a majority of the Series A Managers;

(h)                                 Common Units, Options or Convertible Securities issued in connection with technology license, development, OEM, marketing, vendor, distributor or other similar agreements or strategic partnerships entered into for primarily non-equity financing purposes, provided that such issuances are approved by the Board of Managers, including at least a majority of the Series A Managers;

(i)                                     5,995,133 Series B Convertible Preferred Units issued pursuant to the Series B Purchase Agreement; or

(j)                                    Incentive Units approved by the Board, including at least a majority of the Series A Managers.

“Affiliate” means with respect to any specified Person, any Person that directly or through one or more intermediaries controls or is controlled by or is under common control with the specified Person.  As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.  With respect to the Investors and Investor Parents, Affiliate shall also include investment funds, pooled investment vehicles or advisory clients under common management or that share a common or affiliated investment adviser.

“Agreement” means this Fourth Amended and Restated Limited Liability Company Operating Agreement of the Company dated as of March 5, 2014, as amended from time to time.

“As-Converted Basis” shall mean, for the purpose of determining the number of Common Units and Incentive Units outstanding, a basis of calculation which takes into account (a) the number of Common Units and Incentive Units actually issued and outstanding at the time of such determination, and (b) the number of Common Units and Incentive Units that is then issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Common Units, including without limitation, the Convertible Preferred Units and options for the purchase of any Common Units, Incentive Units or the Convertible Preferred Units.

“Asset Value” of any property of the Company means its adjusted basis for federal income tax purposes unless:

(a)                                 the property was accepted by the Company as a contribution to capital at a value different from its adjusted basis, in which event the initial Asset Value for such property shall mean the gross fair market value of the property agreed to by the Company and the contributing Member; or

(b)                                 as a consequence of the issuance of additional Units or the redemption of all or part of the Interest of a Member, the property of the Company is revalued in accordance with Section 4.2.

As of any date references to the “then prevailing Asset Value” of any property shall mean the Asset Value last determined for such property less the depreciation, amortization and cost recovery deductions taken into account in computing Net Profit or Net Loss in fiscal periods subsequent to such prior determination date.

“Available Proceeds” is defined in Section 11.4.2(b).

“Back End Series A Preferred Return” is defined in the definition of “Series A Conversion Payment Amount.”

“Base Series A Preferred Return” is defined in the definition of “Series A Conversion Payment Amount.”

“Base Preference Return” means,

(a)                                 with respect to each Series A Convertible Preferred Unit originally issued after the Measurement Date, an amount accruing at a rate equal to eight percent (8%) per annum (accruing daily and compounding quarterly from and after the original date of issuance of such Series A Convertible Preferred Unit) on the sum of: (1) the applicable Series A Original Purchase Price and (2) any accrued Base Preference Return, without duplication, to the extent not previously distributed with respect to such Series A Convertible Preferred Unit in accordance with this Agreement; and

(b)                                 with respect to each Series A Convertible Preferred Unit originally issued on or about June 21, 2011, the sum of: (x) an amount (the “1st Tier Preference Amount”) accrued at a rate of fifty-eight and two-tenths percent (58.2%) per annum (accrued daily and compounded quarterly from and after November 30, 2012 through February 28, 2013) on the sum of: (1) the applicable Series A Original Purchase Price and (2) any accrued 1st Tier Preference Amount, without duplication; and (y) an amount (the “2nd Tier Preference Amount”) accruing at a rate of eight percent (8%) per annum (accruing daily and compounding quarterly from and after March 1, 2013) on the sum of:  (1) the applicable Series A Original Purchase Price, (2) the 1st Tier Preference Amount, and (3) any accrued 2nd Tier Preference Amount, without duplication, to the extent not previously distributed with respect to such Series A Convertible Preferred Unit in accordance with this Agreement.

In connection with any redemption pursuant to Section 6.7, the Base Preference Return shall continue to accrue until the actual payment of the applicable Redemption Price on each applicable Redemption Date.

“Blocker Stock” means the shares of capital stock or other equity interests of an Investor Blocker held by an Investor Parent.

“Big S Sting Tax” is defined in Section 5.1(a).

“Board of Managers” or “Board” means the board of managers elected and determined as provided in Exhibit 7.1 and the Voting Agreement.

“Board Member” is defined in Exhibit 7.1.

“Capital Account” is defined in Section 4.1.

“Capital Contribution” means with respect to any Member, the sum of (i) the amount of money plus (ii) the fair market value of any other property (net of liabilities assumed or to which the property is subject) contributed to the Company with respect to the Interest held by such Member pursuant to this Agreement.

“Certificate” means the Certificate of Formation of the Company and any amendments thereto and restatements thereof filed on behalf of the Company with the Delaware Secretary of State pursuant to the Act.

“Code” means the United States Internal Revenue Code of 1986, as amended, or any successor federal revenue law.

“Common Manager” is defined in Exhibit 7.1.

“Common Member” means a Member holding Common Units, in that Person’s capacity as such

“Common Units” means, as of any date, the Common Units designated as such in accordance with this Agreement.  The number of Common Units held by each Common Member as of any date is set forth on Exhibit A (as amended from time to time in accordance with the terms hereof) as in effect on such date.

“Company” means WAYFAIR LLC (f/k/a CSN STORES LLC), a Delaware limited liability company.

“Convertible Preferred Members” shall mean the Series A Convertible Preferred Members and the Series B Convertible Preferred Members.

“Convertible Preferred Units” shall mean the Series A Convertible Preferred Units and the Series B Convertible Preferred Units.

“Convertible Securities” shall mean any evidences of indebtedness, membership interests or other securities directly or indirectly convertible into or exchangeable for Common Units, but excluding Options.

“Corporate Conversion” is defined in Section 12.1.

“Default Rate” means a per annum rate of interest equal to the greater of (i) Prime Rate plus 500 basis points or (ii) 12%, but in no event greater than the amount of interest that may be charged and collected under applicable law.

“Deemed Liquidity Event” is defined in Section 11.4.1.

“Deemed Liquidation Requesting Holder” is defined in Section 11.4.2(b).

“Distribution” means cash or property (net of liabilities assumed or to which the property is subject) distributed to a Member in respect of the Member’s Interest.

“Excluded Securities” is defined above in this Section 1 within the definition of “Additional Common Units.”

“Fiscal Year” means the taxable year of the Company, as determined by the Code.

“Forced Sale” is defined in Section 6.7.2.

“Foreign Taxes” is defined in Section 10.4.1.

“Founder” is defined in Exhibit 7.1.

“Fourth Anniversary” is defined in the definition of “Series A Conversion Payment Amount.”

“Incentive Unit” means a Unit having the rights and preferences provided in this Agreement for an Incentive Unit.

“Incentive Unit Member” means a holder of Incentive Units listed on Exhibit A from time to time as an Incentive Unit Member.

“Indemnified Persons” is defined in Section 13.1.

“Initial Consideration” is defined in Section 11.4.4.

“Interest” means, with respect to any Member as of any time, the number of Units such Member holds relative to the number of total outstanding Units and such Member’s Capital Account balance relative to the aggregate balances in the Capital Accounts of all Members.

“Investor” means each of Spark Capital III (AIV I), L.P.; Spark Capital Founders’ Fund III, L.P.; CSN Great Hill, Inc.; Great Hill Investors, LLC; Battery Ventures IX (AIV I), L.P.; HarbourVest CSN LLC; HarbourVest/NYSTRS Co-invest Fund L.P.; OTC WF HOLDINGS LLC; MIDCAP WF HOLDINGS LLC; MILM WF HOLDINGS LLC; PRTN WF Holdings LLC; Iconiq-WF B Fund Blocker, Inc.; ICONIQ Strategic Partners, L.P.; MSIF-SCGP-WH LLC; MSIMSCGT-WH LLC; WF NHF I, LLC; WF NHT I, LLC; WF USET I, LLC; Viking Global WR-A Investment LLC; Bay Pond BMD CayB II, Inc.; Bay Pond Partners, L.P.; Ithan Creek Investors CayB, Inc.; Ithan Creek Master Investors (Cayman) L.P.; J. Caird Real Estate Investments, Inc.; J. Caird Partners L.P.; Quissett BMD CayB, Inc.; Quissett Partners, L.P.; Wolf Creek Real Estate Investments, Inc.; Wolf Creek Partners, L.P. and Julie Bradley.

“Investor Blocker” means an Investor whose outstanding equity consists of Blocker Stock.

“Investor Parent” means each of Spark Capital III, L.P.; Great Hill Equity Partners IV, L.P.; Battery Ventures IX, L.P.; HarbourVest Partners VIII-Venture Fund, L.P.; HarbourVest Partners 2007 Direct Fund L.P.; Fidelity Securities Fund:  Fidelity OTC Portfolio; Fidelity Commonwealth Trust:  Fidelity Mid-Cap Stock Fund; Fidelity Mt. Vernon Street Trust:  Fidelity New Millennium Fund; Fidelity Puritan Trust:   Fidelity Puritan Fund; Iconiq Strategic Partners-B, L.P.; Morgan Stanley Institutional Fund, Inc. — Small Company Growth Portfolio; Morgan Stanley Investment Management Small Company Growth Trust; T. Rowe Price New Horizons Fund, Inc.; T. Rowe Price New Horizons Trust; T. Rowe Price U.S. Equities Trust; Viking Global Equities LP; Viking Global Equities II LP; VGE III Portfolio Ltd; Viking Long Fund Master Ltd; Bay Pond Investors (Bermuda) L.P.; Ithan Creek Master Investors (Cayman) L.P.; J. Caird Investors (Bermuda) L.P.; Quissett Investors (Bermuda) L.P.; and Wolf Creek Investors (Bermuda) L.P.

“Investor Rights Agreement” is the Second Amended and Restated Investor Rights Agreement, by and among the Company and the other parties named therein, in the form attached hereto as Exhibit B.

“Liquidating Distributions” means all Distributions made pursuant to Section 5.1(d).

“Liabilities” means all liabilities of the Company which in accordance with generally accepted accounting principles should be carried as liabilities on the balance sheet of the Company.

“Mandatory Conversion Time” is defined in Section 3.8.1.

“Measurement Date” is defined in the definition of “Series A Conversion Payment Amount.”

“Members” means the Persons listed as members on Exhibit A and any other Person that both acquires an Interest in the Company and is admitted to the Company as a Member.

“Merger Agreement” is defined in Section 11.4.2.

“Net Profit” and “Net Loss” are defined in Section 5.5.

“NewCo” shall mean, (a) in a Corporate Conversion that is not an Up-C Restructuring, the corporation into which the Company converts or is reorganized and (b) in a Corporate Conversion that is an Up-C Restructuring, the Up-C Parent.

“Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Units or Convertible Securities.

“Person” means an individual, partnership, joint venture, association, corporation, trust, estate, limited liability company, limited liability partnership, unincorporated entity of any kind, governmental entity, or any other legal entity.

“Plan” means the Company’s Second Amended and Restated 2010 Incentive Plan dated as of June 21, 2011, as amended.

“Prime Rate” as of a particular date means the prime rate of interest as published on that date in the Wall Street Journal, and generally defined therein as “the base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks.”  If the Wall Street Journal is not published on a date for which the Prime Rate must be determined, the Prime Rate shall be the prime rate published in the Wall Street Journal on the nearest-preceding date on which the Wall Street Journal was published.

“Prior Agreement” is defined in the recitals of this Agreement.

“Qualified Public Offering” shall mean the sale of securities of the Company or NewCo where each Common Unit or common equity security, as applicable, sells for at least $18.68 (subject to appropriate adjustment for equity dividends, equity splits, combinations and other similar recapitalizations affecting such Units) pursuant to the  first firm commitment underwritten public offering of the Company or NewCo, as applicable, pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least Seventy Five Million Dollars ($75,000,000) of proceeds directly or indirectly to the Company (net of the underwriting discounts or commissions and offering expenses).

“Redemption Alert” is defined in Section 6.7.1.

“Redemption Date” is defined in Section 6.7.1.

“Redemption Failure” is defined in Section 6.7.2.

“Redemption Notice” is defined in Section 6.7.4.

“Redemption Price” is defined in Section 6.7.1.

“Redemption Request” is defined in Section 6.7.1.

“Redemption Requesting Holders” is defined in Section 6.7.1.

“Regulatory Allocations” is defined in Section 5.7.

“Removed Managers” is defined in Section 6.7.2.

“Right of First Refusal and Co-Sale Agreement” means the Second Amended and Restated Right of First Refusal and Co-Sale Agreement by and among the Company, the Investors and the other parties named therein, in the form attached hereto as Exhibit C.

“Secondary Redemption Request” is defined in Section 6.7.1.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Conversion Date” is defined in Section 3.6.4(a).

“Series A Conversion Payment Amount” means:

(a)                                 with respect to each Series A Convertible Preferred Unit originally issued on or after November 30, 2012 (the “Measurement Date”), an amount calculated on the applicable date of conversion (or if later, the date of payment of the Series A Conversion Payment Amount), equal to:

(i)                                     with respect to any conversion on or prior to the four (4) year anniversary of the date of issuance of the applicable Series A Convertible Preferred Unit (the “Fourth Anniversary”), an amount (the “Base Series A Preferred Return”) accruing at a rate of six percent (6%) per annum (accruing daily and compounding quarterly from and after the original date of issuance of such Series A Convertible Preferred Unit through the earlier of the date of payment or the Fourth Anniversary) on the sum of: (1) the applicable Series A Original Issue Price and (2) any accrued Base Series A Preferred Return, without duplication, to the extent not previously paid with respect to such Series A Convertible Preferred Unit in accordance with this Agreement; and

(ii)                                  with respect to any conversion after the Fourth Anniversary, the sum of (x) the Base Series A Preferred Return that accrued as of the Fourth Anniversary and (y) an amount (the “Back End Series A Preferred Return”) accruing at a rate of two percent (2%) per annum (accruing daily and compounding quarterly from the Fourth Anniversary and through the date of payment) on the sum of: (1) the applicable Series A Original Issue Price, (2) the Base Series A Preferred Return that accrued as of the Fourth Anniversary and (3) any accrued Back End Series A Preferred Return, without duplication, to the extent not previously paid with respect to such Series A Convertible Preferred Unit in accordance with this Agreement; or

(b)                                 with respect to all Series A Convertible Preferred Units originally issued on or about June 21, 2011, an amount calculated on the applicable date of conversion (or if later, the date of payment of the Series A Conversion Payment Amount), equal to:

(i)                                     with respect to any conversion on or prior to February 28, 2013, an amount (the “1st Tier Return”) accruing at a rate of forty-three percent (43.0%) per annum (accruing daily and compounding quarterly from and after November 30, 2012 through the earlier of the date of payment or February 28, 2013) on the sum of:  (1) the applicable Series A Original Issue Price and (2) any accrued 1st Tier Return, without duplication, to the extent not previously paid with respect to such Series A Convertible Preferred Unit in accordance with this Agreement;

(ii)                                  with respect to any conversion after February 28, 2013 but prior to June 21, 2015, the sum of:  (x) the 1st Tier Return that accrued as of February 28, 2013; and (y) an amount (the “2nd Tier Return”) accruing at a rate of six percent (6%) per annum (accruing daily and compounding quarterly from and after February 28, 2013 through the earlier of the date of payment and June 21, 2015) on the sum of:  (1) the applicable Series A Original Issue Price, (2) the 1st Tier Return and (3) any accrued 2nd Tier Return, without duplication, to the extent not previously paid with respect to such Series A Convertible Preferred Unit in accordance with this Agreement; or

(iii)                               with respect to any conversion on or after June 21, 2015, the sum of (x) the 1st Tier Return, (y) the 2nd Tier Return that accrued through June 21, 2015 and (z) an amount (the “3rd Tier Return”) accruing at a rate of two percent (2%) per annum (accruing daily and compounding quarterly from and after June 21, 2015 through the date of payment) on the sum of: (1) the applicable Series A Original Issue Price, (2) the 1st Tier Return, (3) the 2nd Tier Return and (4) any accrued 3rd Tier Return, without duplication, to the extent not previously paid with respect to such Series A Convertible Preferred Unit in accordance with this Agreement.

“Series A Conversion Price” is defined in Section 3.6.1.

“Series A Conversion Rights” is defined in Section 3.6.

“Series A Convertible Preferred Member” means a Member holding Series A Convertible Preferred Units, in that Person’s capacity as such.

“Series A Convertible Preferred Units” means, as of any date, the Series A Convertible Preferred Units designated as such in accordance with this Agreement and which are convertible into Common Units.  The number of Series A Convertible Preferred Units held by each Series A Convertible Preferred Member as of any date is set forth on Exhibit A (as amended from time to time in accordance with the terms hereof) as in effect on such date.

“Series A Liquidation Amount” is defined in Section 5.1(d).

“Series A Manager” is defined in Exhibit 7.1.

“Series A Original Issue Date” means the date on which the first Series A Convertible Preferred Unit was issued.

“Series A Original Purchase Price” shall be $9.339624 per Series A Convertible Preferred Unit (subject to appropriate adjustment for equity dividends, equity splits, combinations and other similar recapitalizations affecting such Units).

“Series A Preference Amount” means, with respect to each Series A Convertible Preferred Unit, an amount equal to the sum of (i) the Series A Original Purchase Price, and (ii) any other declared, but unpaid distributions with respect to such Series A Convertible Preferred Unit.

“Series B Conversion Date” is defined in Section 3.7.4(a).

“Series B Conversion Price” is defined in Section 3.7.1.

“Series B Conversion Rights” is defined in Section 3.7.

“Series B Convertible Preferred Member” means a Member holding Series B Convertible Preferred Units, in that Person’s capacity as such.

“Series B Convertible Preferred Units” means, as of any date, the Series B Convertible Preferred Units designated as such in accordance with this Agreement and which are convertible into Common Units.  The number of Series B Convertible Preferred Units held by each Series B Convertible Preferred Member as of any date is set forth on Exhibit A (as amended from time to time in accordance with the terms hereof) as in effect on such date.

“Series B Liquidation Amount” is defined in Section 5.1(d).

“Series B Original Issue Date” means the date on which the first Series B Convertible Preferred Unit was issued.

“Series B Original Purchase Price” shall be $26.2261 per Series B Convertible Preferred Unit (subject to appropriate adjustment for equity dividends, equity splits, combinations and other similar recapitalizations affecting such Units).

“Series B Preference Amount” means, with respect to each Series B Convertible Preferred Unit, an amount equal to the sum of (i) the Series B Original Purchase Price, and (ii) any other declared, but unpaid distributions with respect to such Series B Convertible Preferred Unit.

“Series B Purchase Agreement” shall mean that certain Series B Convertible Preferred Unit Purchase Agreement between the Company and the Purchasers (as defined therein), dated on or about March 5, 2014.

“SK Retail Inc.” means SK Retail, Inc., a Massachusetts corporation.

“Special Series A Distribution” is defined in Section 5.1(e).

“Strike Price” is defined in Section 3.9.1.

“Subsidiary” means any Person which is controlled, either directly or indirectly, by the Company, whether currently in existence or formed in the future or the Company’s interest therein is acquired after the date hereof, including without limitation, Buyster Pty. Wayfair GmbH, Wayfair Ltd, Wayfair Ltd (BVI) and Wayfair Stores, Ltd.

“Tax Distribution” is defined in Section 5.1(a).

“Tax Liability” is defined in Section 5.1(a).

“Tax Matters Member” is defined in Section 10.1.

“Transaction Documents” means this Agreement, the Investor Rights Agreement, the Right of First Refusal and Co-Sale Agreement and the Voting Agreement.

“Transfer” means any direct or indirect, by merger, consolidation, operation of law or otherwise, assignment, sale, offer to sell, issuance, pledge, mortgage, hypothecation, encumbrance, disposition or any other transfer.

“Treasury Regulations” means the final and temporary Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Units” means Convertible Preferred Units, Common Units, Incentive Units and any other membership interests in the Company and also includes the securities of NewCo into which the foregoing Units of the Company are converted in the event of a Corporate Conversion.

“Up-C Parent” shall mean a corporation with the following attributes: (i) is, or one of its wholly-owned subsidiaries is, the managing member of the Company; (ii) constitutes NewCo in a Qualified Public Offering and (iii) the only material assets of which are, directly or indirectly, the Units of the Company.

“Up-C Restructuring” shall mean the formation of an Up-C Parent and the reorganization that provides for, among other things, (x) the exchangeability of Units for common equity securities of Up-C Parent and (y) any transaction pursuant to Section 12.3.1(b).

“Voting Agreement” means that certain Second Amended and Restated Voting Agreement, by and among the Company and the other parties named therein, in the form attached hereto as Exhibit D.

Section 2.                                           Formation and Purpose.

2.1                               Formation.  The Company was formed as a limited liability company in accordance with the Act by the filing of the Certificate with the Delaware Secretary of State.  The rights and liabilities of the Members shall be determined pursuant to the Act and this Agreement.  To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

2.2                               Name.  The name of the Company is WAYFAIR LLC (f/k/a CSN STORES LLC).  The business of the Company may be conducted under that name or, upon compliance with applicable laws, any other name that the Board of Managers deems appropriate.  The Board of Managers shall file, or shall cause to be filed, any fictitious name certificates and similar filings, and any amendments thereto, that the Board of Managers considers appropriate.

2.3                               Registered Office/Agent.  The registered office required to be maintained by the Company in the State of Delaware pursuant to the Act shall be the Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801.  The Company may, upon compliance with the applicable provisions of the Act, change its registered office or registered agent from time to time in the discretion of the Board of Managers.

2.4                               Term.  The term of the Company shall continue indefinitely unless sooner terminated as provided herein.  The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate as provided in the Act.

2.5                               Purpose.  The Company is formed for the purpose of, and the nature of the business to be conducted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Act and engaging in any activities necessary, convenient or incidental thereto.

2.6                               Specific Powers.  Without limiting the generality of Section 2.5, the Company shall have the power and authority to take any actions necessary, convenient or incidental to or for the furtherance of the purposes set forth in Section 2.5, including the power:

(a)                                 To conduct its business, carry on its operations and exercise the powers granted to a limited liability company by the Act in any country, state, territory, district or other jurisdiction, whether domestic or foreign;

(b)                                 To acquire by purchase, lease, contribution of property or otherwise, own, hold, operate, maintain, finance, improve, lease, sell, convey, mortgage, transfer, demolish or dispose of any real or personal property;

(c)                                  To negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waive, execute, perform and carry out and take any other action with respect to contracts or agreements of any kind, and any leases, licenses, guarantees and other contracts for the benefit of the Company with any Member or any Affiliate of any Member;

(d)                                 To purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, trusts, limited liability companies, individuals or other Persons, or direct or indirect obligations of the United States or any government, state, territory, governmental district or municipality or any instrumentality of any of them;

(e)                                  To lend money, to invest and reinvest its funds, and to accept real and personal property for the payment of funds so loaned or invested;

(f)                                   To borrow money and issue evidence of indebtedness, and to secure the same by a mortgage, pledge, security interest or other lien on the assets of the Company;

(g)                                  To pay, collect, compromise, litigate, arbitrate or otherwise adjust or settle any other claims or demands of or against the Company or to hold such proceeds against the payment of contingent liabilities;

(h)                                 To sue and be sued, defend and participate in administrative or other proceedings in its name;

(i)                                     To appoint employees, officers, agents, consultants and representatives of the Company, and define their duties and fix their compensation, including equity or equity-linked compensation;

(j)                                    To indemnify any Person in accordance with the Act and this Agreement;

(k)                                 To cease its activities and cancel its Certificate; and

(l)                                     To make, execute, acknowledge and file any documents or instruments necessary, convenient or incidental to the accomplishment of the purpose of the Company.

2.7                               Certificate.  The members of the Board of Managers are hereby designated as authorized persons, and may designate such other Persons from time to time as authorized persons, within the meaning of the Act, to execute, deliver and file any amendments or restatements of the Certificate or any certificate of cancellation of the Certificate and any other certificates and any amendments or restatements thereof necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

2.8                               Principal Office.  The principal executive office of the Company shall be located at such place as the Board of Managers shall establish, and the Board of Managers may from time to time change the location of the principal executive office of the Company to any other place within or without the State of Delaware.  The Board of Managers may establish and maintain such additional offices and places of business of the Company, either within or without the State of Delaware, as it deems appropriate.

Section 3.                                           Membership, Capital Contributions and Units.

3.1                               Members.  The Company shall have four classes of Members:  (i) Common Members, (ii) Series A Convertible Preferred Members, (iii) Series B Convertible Preferred Members and (iv) Incentive Unit Members.  The Members of the Company shall be listed on Exhibit A, as from time to time amended and supplemented in accordance with this Agreement.  Each Member shall hold the number and type of Units set forth opposite such Member’s name on Exhibit A.  Exhibit A shall be amended from time to time so that it sets forth the then current list of members and the number of Units held by such Member.

3.2                               Member Interests and Units.  The Interests of the members of the Company shall be divided into Units.  There shall be four classes of Units:  (i) Common Units, (ii) Series A Convertible Preferred Units, (iii) Series B Convertible Preferred Units and (iv) Incentive Units.

3.3                               Additional Members and Units.  The Company is authorized to issue up to 80,323,257 Common Units (which amount includes 21,551,801 Common Units reserved for issuance upon conversion of the Series A Convertible Preferred Units and 5,995,133 Common Units reserved for issuance upon conversion of the Series B Convertible Preferred Units), 21,551,801 Series A Convertible Preferred Units, 5,995,133 Series B Convertible Preferred Units, 11,363,182 units are issued or reserved for issuance under the Plan, which units may be issued as Common Units or Incentive Units, however to the extent issued as Incentive Units, the number of Common Units authorized shall be reduced for every Incentive Unit issued.  Subject to the provisions of the Transaction Documents, the Board of Managers may increase or decrease the authorized number of Units.  The Board of Managers may issue Units and admit Persons as members in exchange for such contributions to capital (including commitments to make contributions to capital) or such other consideration (including past or future services) and on such terms and conditions (including in the case of Units issued to employees and consultants such distribution thresholds, vesting and forfeiture provisions) as the Board of Managers determines to be appropriate, subject to the terms of the Transaction Documents.  Promptly following the issuance of Units, the Board of Managers shall cause the books and records of the Company to reflect the number of Units issued, any members or additional members holding such Units and in the case of Units issued other than in connection with the performance of services, the Capital Contribution per Unit.  Upon the execution of this Agreement or a counterpart of this Agreement, together with any other documents or instruments required by the Board of Managers in connection therewith, and the making of the capital contribution (if any)

specified to be made at such time, a Person shall be admitted to the Company as a Member of the Company.

3.4                               Capital Contributions.  Any in-kind Capital Contributions shall be effected by a written assignment or such other documents as the Board of Managers shall direct.  Any Member making an in-kind Capital Contribution agrees from time to time to do such further acts and execute such further documents as the Board of Managers may direct to perfect the Company’s interest in such in-kind Capital Contribution.

3.5                               Voting Rights.  Each holder of Convertible Preferred Units shall have the right to that number of votes equal to the number of Common Units issuable upon conversion of such holder’s Units.  Each Common Unit shall carry the right to one vote per Common Unit.  Except as otherwise provided in this Agreement, holders of the Common Units and the Convertible Preferred Units, collectively (on an As-Converted Basis), shall vote together on all matters.  Except as specifically provided herein, the Incentive Units shall not have any voting rights on any matter.

3.6                               Series A Optional Conversion.  The holders of Series A Convertible Preferred Units shall have conversion rights as follows (the “Series A Conversion Rights”):

3.6.1                     Series A Right to Convert.  Each Series A Convertible Preferred Unit shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable Common Units as is determined by dividing the Series A Original Purchase Price by the Series A Conversion Price (as defined below) in effect at the time of conversion.  The “Series A Conversion Price” for the Series A Convertible Preferred Units shall initially be the Series A Original Purchase Price of the Series A Convertible Preferred Units.  Such Series A Conversion Price, and the rate at which Series A Convertible Preferred Units may be converted into Common Units, shall be subject to adjustment as provided below.

3.6.2                     Termination of Series A Conversion Rights.  In the event of a notice of redemption of any Series A Convertible Preferred Units pursuant to Section 6.7, the Series A Conversion Rights of the Units designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not fully paid on such redemption date, in which case the Series A Conversion Rights for such Units shall continue until such price is paid in full.  In the event of a liquidation, dissolution or winding up of the Company or a Deemed Liquidity Event, the Series A Conversion Rights shall terminate at the close of business on the last full day preceding the date of payment in full of amounts distributable on such event to the holders of Series A Convertible Preferred Units.

3.6.3                     Fractional Units.  No fractional Common Units shall be issued upon conversion of the Series A Convertible Preferred Units.  In lieu of any fractional Units to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the fair market value of a Common Unit as determined in good faith by the Board of Managers (including at least a majority of the Series A Managers).  Whether or not fractional Units would be issuable upon such conversion shall be determined on the basis of the total number of Series A Convertible Preferred Units the holder is at the time converting into Common Units and the aggregate number of Common Units issuable upon such conversion.

3.6.4                     Mechanics of Conversion.

(a)                                 Notice of Conversion.  In order for a holder of Series A Convertible Preferred Units to convert such Units into Common Units, such holder shall send written notice to the principal office of the Company.  The date of receipt of such notice by the Company shall be the conversion date (“Series A Conversion Date”).  On the Series A Conversion Date, each holder of record of Series A Convertible Preferred Units surrendered for conversion shall be deemed to be the holder of record of the Common Units issuable upon conversion of such Series A Convertible Preferred Units.

(b)                                 Reservation of Common Units.  The Company shall at all times when the Series A Convertible Preferred Units shall be outstanding, reserve and keep available out of its authorized but unissued Units, for the purpose of effecting the conversion of the Series A Convertible Preferred Units, such number of its duly authorized Common Units as shall from time to time be sufficient to effect the conversion of all outstanding Series A Convertible Preferred Units.

(c)                                  Effect of Conversion.  Except as set forth in this subsection (c), all Series A Convertible Preferred Units which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such Series A Convertible Preferred Units, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Series A Conversion Date, except only the right of the holders thereof to receive Common Units in exchange therefor.  Any Series A Convertible Preferred Units so converted shall be retired and cancelled and shall not be reissued, and the Company (without the need for action by its members) may from time to time take such appropriate action as may be necessary to reduce the authorized number of Series A Convertible Preferred Units accordingly.  Notwithstanding anything herein to the contrary, upon any conversion of Series A Convertible Preferred Units pursuant to this Section 3.6, each holder of Series A Convertible Preferred Units shall be entitled to a cash payment with respect to each Series A Convertible Preferred Unit surrendered for conversion by such holder equal to the applicable Series A Conversion Payment Amount reduced by (i) the aggregate amount of any Tax Distributions previously made to such holder under Section 5.1(a) attributable to the allocation of taxable income of the Company to such holder in respect of the Series A Conversion Payment Amount applicable to those Units, as determined under Section 5.1(a) and (ii) the aggregate amount of any Special Series A Distributions previously made to such holder under Section 5.1(e).

(d)                                 The Company shall pay any and all issue, transfer, stamp and other taxes that may be payable in respect of any issuance or delivery of Common Units upon conversion of either Series A Convertible Preferred Units pursuant to this Section 3.6.4.

3.6.5                     Adjustments to Series A Conversion Price for Diluting Issues:

(a)                                 No Adjustment of Series A Conversion Price.  No adjustment in the Series A Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Common Units if the Company receives written notice from the holders of at least a majority of the then outstanding Series A Convertible Preferred Units agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Common Units.

(b)                                 Deemed Issue of Additional Common Units.

(i)                                     If the Company at any time or from time to time after the Series B Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Excluded Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of Common Units (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Units issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(ii)                                  If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 3.6.5(c) below, are revised as a result of an amendment to such terms or if any other adjustment is made pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of Common Units issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series A Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series A Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security.  Notwithstanding the foregoing, no readjustment pursuant to this clause (ii) shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (A) the Series A Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (B) the Series A Conversion Price that would have resulted from any issuances of Additional Common Units between the original adjustment date and such readjustment date.

(iii)                               If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Excluded Securities),

the issuance of which did not result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 3.6.5(c) below (either because the consideration per Unit (determined pursuant to Subsection 3.6.5(d) hereof) of the Additional Common Units subject thereto was equal to or greater than the Series A Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series B Original Issue Date), are revised after the Series B Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of Common Units issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Common Units subject thereto (determined in the manner provided in Subsection 3.6.5(b)(i) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(iv)                              Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 3.6.5(c) below, the Series A Conversion Price shall be readjusted to such Series A Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

(v)                                 If the number of Common Units issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Company upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series A Conversion Price provided for in this Subsection 3.6.5(b) shall be effected at the time of such issuance or amendment based on such number of Units or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (ii) and (iii) of this Subsection 3.6.5(b)).  If the number of Common Units issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Company upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Series A Conversion Price that would result under the terms of this Subsection 3.6.5(b) at the time of such issuance or amendment shall instead be effected at the time such number of Units and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series A Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(c)                                  Adjustment of Series A Conversion Price Upon Issuance of Additional Common Units.  In the event the Company shall at any time after the Series A

Original Issue Date issue Additional Common Units (including Additional Common Units deemed to be issued pursuant to Subsection 3.6.5(b)), without consideration or for a consideration per Unit less than the Series A Conversion Price in effect immediately prior to such issue, then the Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1 * (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(i)                                     “CP2” shall mean the Series A Conversion Price in effect immediately after such issue of Additional Common Units;

(ii)                                  “CP1” shall mean the Series A Conversion Price in effect immediately prior to such issue of Additional Common Units;

(iii)                               “A” shall mean the number of Common Units outstanding immediately prior to such issue of Additional Common Units (treating for this purpose as outstanding all Common Units issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Convertible Preferred Units) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

(iv)                              “B” shall mean the number of Common Units that would have been issued if such Additional Common Units had been issued at a price per Unit equal to CP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by CP1); and

(v)                                 “C” shall mean the number of such Common Units issued in such transaction.

(d)                                 Determination of Consideration.  For purposes of this Subsection 3.6.5, the consideration received by the Company for the issue of any Additional Common Units shall be computed as follows:

(i)                                     Cash and Property:  Such consideration shall:

(a)                                 insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest;(b)                   insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Managers, including at least a majority of the Series A Managers; and(c)             in the event Additional Common Units are issued together with other Units or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as determined in good faith by the Board of Managers, including at least a majority of the Series A Managers.

(ii)                                  Options and Convertible Securities.  The consideration per Unit received by the Company for Additional Common Units deemed to have been issued pursuant to Subsection 3.6.5(b) above, relating to Options and Convertible Securities, shall be determined by dividing

(x)                                 the total amount, if any, received by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a potential subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(y)                                 the maximum number of Common Units (as set forth in the instruments relating thereto, without regard to any provision contained therein for a potential subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

3.6.6                     Multiple Closing Dates.  In the event the Company shall issue on more than one date Additional Common Units that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 3.6.5(c) above, and such issuance dates occur within a period of no more than 90 days from the first such issuance to the final such issuance, then, upon the final such issuance, the Series A Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

3.6.7                     Adjustment for Splits and Combinations.  If the Company shall at any time or from time to time after the Series B Original Issue Date effect a subdivision of the outstanding Common Units, the Series A Conversion Price then in effect immediately before that subdivision shall be proportionately decreased.  If the Company shall at any time or from time to time after the Series B Original Issue Date combine the outstanding Common Units, the Series A Conversion Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

3.6.8                     Adjustment for Certain Distributions.  In the event the Company at any time, or from time to time after the Series B Original Issue Date shall make a distribution payable solely in Additional Common Units, then and in each such event the Series A Conversion Price for the Series A Convertible Preferred Units then in effect shall be decreased as of the time of such issuance by multiplying the Series A Conversion Price for the Series A Convertible Preferred Units, then in effect by a fraction:

(a)                                 the numerator of which shall be the total number Common Units issued and outstanding immediately prior to the time of such issuance, and

(b)                                 the denominator of which shall be the total number of Common Units issued and outstanding immediately prior to the time of such issuance plus the number of Common Units issuable in payment of such distribution.

Notwithstanding the foregoing, no such adjustment shall be made if the holders of the Series A Convertible Preferred Units simultaneously receive a Distribution of Common Units in a number equal to the number of Common Units as they would have received if all outstanding Series A Convertible Preferred Units had been converted into Common Units on the date of such event.

3.6.9                     Adjustment for Reclassification, Exchange, or Substitution.  If the Common Units issuable upon the conversion of the Series A Convertible Preferred Units shall be changed into the same or a different number of membership interests of any class or classes of membership interests, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of membership interests or Distribution provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each Series A Convertible Preferred Unit shall have the right thereafter to convert such Units into the kind and amount of membership interests and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of Common Units into which such Series A Convertible Preferred Units might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

3.6.10              Adjustments for Other Distributions.  In the event the Company at any time or from time to time after the Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Units entitled to receive, a Distribution payable in securities of the Company (other than a Distribution of Common Units in respect of outstanding Common Units) or in other property and the provisions of Section 5.1(b) do not apply to such Distribution, then and in each such event the holders of Series A Convertible Preferred Units shall receive, simultaneously with the distribution to the holders of Common Units, a Distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding Series A Convertible Preferred Units had been converted into Common Units on the date of such event.

3.6.11              Adjustment for Merger or Reorganization, etc.  Subject to the provisions of Subsection 11, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Units (but not the Series A Convertible Preferred Units) are converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections 3.6.5, 3.6.8, 3.6.9 or 3.6.10), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each Series A Convertible Preferred Unit shall thereafter be convertible in lieu of the Common Units into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of Common Units of the Company issuable upon conversion of one Series A Convertible Preferred Unit immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Managers) shall be made in the application of the provisions in this Section 3.6 with respect to the rights and interests thereafter of the holders of the Series A Convertible Preferred Units, to the end that the provisions set forth in this Section 3.6 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Convertible Preferred Units.  For the avoidance of doubt, nothing in this Subsection 3.6.11 shall be construed as preventing the holders of Series A Convertible Preferred Units from seeking any appraisal rights to which they are otherwise entitled under the Act in connection with a merger triggering an adjustment hereunder, nor shall this Subsection 3.6.11 be deemed conclusive evidence of the fair value of the Series A Convertible Preferred Units in any such appraisal proceeding.

3.6.12              Notice as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 3.6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and (i) update Exhibit A to provide for the adjusted membership interests of each Member and (ii) furnish to each holder of Series A Convertible Preferred Units, a notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of any holder of Series A Convertible Preferred Units, furnish or cause to be furnished to such holder a similar notice setting forth (x) such adjustments and readjustments, (y) the Series A Conversion Price then in effect, and (z) the number of Common Units and the amount, if any, of other property which then would be received upon the conversion of Series A Convertible Preferred Units.

3.6.13              Notice of Record Date.  In the event:

(a)                                 the Company shall take a record of the holders of its Common Units (or other membership interests or securities at the time issuable upon conversion of the Series A Convertible Preferred Units) for the purpose of entitling or enabling them to receive any Distribution, or to receive any right to subscribe for or purchase any membership interests of any class or any other securities, or to receive any other security; or

(b)                                 of any capital reorganization of the Company, any reclassification of the Common Units of the Company, or any Deemed Liquidity Event; or

(c)                                  of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will send or cause to be sent to the holders of the Series A Convertible Preferred Units a notice specifying, as the case may be, (i) the record date for such Distribution or right, and the amount and character of such Distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Units (or such other membership interests or securities at the time issuable upon the conversion of the Series A Convertible Preferred Units) shall be entitled to exchange their Common Units (or such other membership interests or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per Unit and character of such exchange applicable to the Series A Convertible Preferred Units and the Common Units.  Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

3.7                               Series B Optional Conversion.  The holders of Series B Convertible Preferred Units shall have conversion rights as follows (the “Series B Conversion Rights”):

3.7.1                     Series B Right to Convert.  Each Series B Convertible Preferred Unit shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable Common Units as is determined by dividing the Series B Original Purchase Price by the Series B Conversion Price (as defined below) in effect at the time of conversion.  The “Series B Conversion Price” for the Series B Convertible Preferred Units shall initially be the Series B Original Purchase Price of the Series B Convertible Preferred Units.  Such Series B Conversion Price, and the rate at which Series B Convertible Preferred Units may be converted into Common Units, shall be subject to adjustment as provided below.

3.7.2                     Termination of Series B Conversion Rights.  In the event of a liquidation, dissolution or winding up of the Company or a Deemed Liquidity Event, the Series B Conversion Rights shall terminate at the close of business on the last full day preceding the date of payment in full of amounts distributable on such event to the holders of Series B Convertible Preferred Units.

3.7.3                     Fractional Units.  No fractional Common Units shall be issued upon conversion of the Series B Convertible Preferred Units.  In lieu of any fractional Units to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the fair market value of a Common Unit as determined in good faith by the Board of Managers.  Whether or not fractional Units would be issuable upon such conversion shall be determined on the basis of the total number of Series B Convertible Preferred Units the holder is at the time converting into Common Units and the aggregate number of Common Units issuable upon such conversion.

3.7.4                     Mechanics of Conversion.

(a)                                 Notice of Conversion.  In order for a holder of Series B Convertible Preferred Units to convert such Units into Common Units, such holder shall send written notice to the principal office of the Company.  The date of receipt of such notice by the Company shall be the conversion date (“Series B Conversion Date”).  On the Series B Conversion Date, each holder of record of Series B Convertible Preferred Units surrendered for conversion shall be deemed to be the holder of record of the Common Units issuable upon conversion of such Series B Convertible Preferred Units.

(b)                                 Reservation of Common Units.  The Company shall at all times when the Series B Convertible Preferred Units shall be outstanding, reserve and keep available out of its authorized but unissued Units, for the purpose of effecting the conversion of the Series B Convertible Preferred Units, such number of its duly authorized Common Units as shall from time to time be sufficient to effect the conversion of all outstanding Series B Convertible Preferred Units.

(c)                                  Effect of Conversion.  Except as set forth in this subsection (c), all Series B Convertible Preferred Units which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such Series B Convertible Preferred Units, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Series B Conversion Date, except only the right of the holders thereof to receive Common Units in exchange therefor.  Any Series B Convertible Preferred Units so converted shall be retired and cancelled and shall not be reissued, and the Company (without the need for action by its members) may from time to time take such appropriate action as may be necessary to reduce the authorized number of Series B Convertible Preferred Units accordingly.

(d)                                 The Company shall pay any and all issue, transfer, stamp and other taxes that may be payable in respect of any issuance or delivery of Common Units upon conversion of either Series B Convertible Preferred Units pursuant to this Section 3.7.4.

3.7.5                     Adjustments to Series B Conversion Price for Diluting Issues:

(a)                                 No Adjustment of Series B Conversion Price.  No adjustment in the Series B Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Units if the Company receives written notice from the holders of at least two-thirds of the then outstanding Series B Convertible Preferred Units agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Common Units.

(b)                                 Deemed Issue of Additional Common Units.

(i)                                     If the Company at any time or from time to time after the Series B Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Excluded Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of Common Units (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Units issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(ii)                                  If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 3.7.5(c) below, are revised as a result of an amendment to such terms or if any other adjustment is made pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of Common Units issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series B Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series B Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security.  Notwithstanding the foregoing, no readjustment pursuant to this clause (ii) shall have the effect of increasing the Series B Conversion Price to an amount which exceeds the lower of (A) the Series B Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (B) the Series B Conversion Price that would have resulted from any issuances of Additional Common Units between the original adjustment date and such readjustment date.

(iii)                               If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Excluded Securities), the issuance of which did not result in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 3.7.5(c) below (either because the consideration per Unit (determined pursuant to Subsection 3.7.5(d) hereof) of the Additional Common Units subject thereto was equal to or greater than the Series B Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series B Original Issue Date), are revised after the Series B Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of Common Units issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Common Units subject thereto (determined in the manner provided in Subsection 3.7.5(b)(i) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

(iv)                              Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms)

in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 3.7.5(c) below, the Series B Conversion Price shall be readjusted to such Series B Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

(v)                                 If the number of Common Units issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Company upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series B Conversion Price provided for in this Subsection 3.7.5(b) shall be effected at the time of such issuance or amendment based on such number of Units or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (ii) and (iii) of this Subsection 3.7.5(b)).  If the number of Common Units issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Company upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Series B Conversion Price that would result under the terms of this Subsection 3.7.5(b) at the time of such issuance or amendment shall instead be effected at the time such number of Units and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series B Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

(c)                                  Adjustment of Series B Conversion Price Upon Issuance of Additional Common Units.  In the event the Company shall at any time after the Series B Original Issue Date issue Additional Common Units (including Additional Common Units deemed to be issued pursuant to Subsection 3.7.5(b)), without consideration or for a consideration per Unit less than the Series B Conversion Price in effect immediately prior to such issue, then the Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1 * (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

(vi)                              “CP2” shall mean the Series B Conversion Price in effect immediately after such issue of Additional Common Units;

(vii)                           “CP1” shall mean the Series B Conversion Price in effect immediately prior to such issue of Additional Common Units;

(viii)                        “A” shall mean the number of Common Units outstanding immediately prior to such issue of Additional Common Units (treating for this purpose as outstanding all Common Units issuable upon exercise of Options outstanding immediately prior to such issue or upon conversion or exchange of Convertible Securities (including the Convertible Preferred Units) outstanding (assuming exercise of any outstanding Options therefor) immediately prior to such issue);

(ix)          “B” shall mean the number of Common Units that would have been issued if such Additional Common Units had been issued at a price per Unit equal to CP1 (determined by dividing the aggregate consideration received by the Company in respect of such issue by CP1); and

(x)           “C” shall mean the number of such Common Units issued in such transaction.

(d)           Determination of Consideration.  For purposes of this Subsection 3.7.5, the consideration received by the Company for the issue of any Additional Common Units shall be computed as follows:

(i)            Cash and Property:  Such consideration shall:

(a)           insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest;

(b)           insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Managers; and

(c)           in the event Additional Common Units are issued together with other Units or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as determined in good faith by the Board of Managers.

(ii)           Options and Convertible Securities.  The consideration per Unit received by the Company for Additional Common Units deemed to have been issued pursuant to Subsection 3.7.5(b) above, relating to Options and Convertible Securities, shall be determined by dividing

(x)           the total amount, if any, received by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a potential subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(y)           the maximum number of Common Units (as set forth in the instruments relating thereto, without regard to any provision contained therein for a potential subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

3.7.6       Multiple Closing Dates.  In the event the Company shall issue on more than one date Additional Common Units that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 3.7.5(c) above, and such issuance dates occur within a period of no more than 90 days from the first such issuance to the final such issuance, then, upon the final such issuance, the Series B Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

3.7.7       Adjustment for Splits and Combinations.  If the Company shall at any time or from time to time after the Series B Original Issue Date effect a subdivision of the outstanding Common Units, the Series B Conversion Price then in effect immediately before that subdivision shall be proportionately decreased.  If the Company shall at any time or from time to time after the Series B Original Issue Date combine the outstanding Common Units, the Series B Conversion Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

3.7.8       Adjustment for Certain Distributions.  In the event the Company at any time, or from time to time after the Series B Original Issue Date shall make a distribution payable solely in Additional Common Units, then and in each such event the Series B Conversion Price for the Series B Convertible Preferred Units then in effect shall be decreased as of the time of such issuance by multiplying the Series B Conversion Price for the Series B Convertible Preferred Units, then in effect by a fraction:

(a)           the numerator of which shall be the total number Common Units issued and outstanding immediately prior to the time of such issuance, and

(b)           the denominator of which shall be the total number of Common Units issued and outstanding immediately prior to the time of such issuance plus the number of Common Units issuable in payment of such distribution.

Notwithstanding the foregoing, no such adjustment shall be made if the holders of the Series B Convertible Preferred Units simultaneously receive a Distribution of Common Units in a number equal to the number of Common Units as they would have received if all outstanding Series B Convertible Preferred Units had been converted into Common Units on the date of such event.

3.7.9       Adjustment for Reclassification, Exchange, or Substitution.  If the Common Units issuable upon the conversion of the Series B Convertible Preferred Units shall be changed into the same or a different number of membership interests of any class or classes of membership interests, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of membership interests or Distribution provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each Series B Convertible Preferred Unit shall have the right thereafter to convert such Units into the kind and amount of membership interests and other securities and property receivable, upon such reorganization, reclassification, or other change, by holders of the number of Common Units into which such Series B Convertible Preferred Units might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

3.7.10     Adjustments for Other Distributions.  In the event the Company at any time or from time to time after the Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Units entitled to receive, a Distribution payable in securities of the Company (other than a Distribution of Common Units in respect of outstanding Common Units) or in other property and the provisions of Section 5.1(b) do not apply to such Distribution, then and in each such event the holders of Series B Convertible Preferred Units shall receive, simultaneously with the distribution to the holders of Common Units, a Distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding Series B Convertible Preferred Units had been converted into Common Units on the date of such event.

3.7.11     Adjustment for Merger or Reorganization, etc.  Subject to the provisions of Subsection 11, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Units (but not the Series B Convertible Preferred Units) are converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections 3.7.5, 3.7.8, 3.7.9 or 3.7.10), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each Series B Convertible Preferred Unit shall thereafter be convertible in lieu of the Common Units into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of Common Units of the Company issuable upon conversion of one Series B Convertible Preferred Unit immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Managers) shall be made in the application of the provisions in this Section 3.7 with respect to the rights and interests thereafter of the holders of the Series B Convertible Preferred Units, to the end that the provisions set forth in this Section 3.7 (including provisions with respect to changes in and other adjustments of the Series B Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series B Convertible Preferred Units.  For the avoidance of doubt, nothing in this Subsection 3.7.11 shall be construed as preventing the holders of Series B Convertible Preferred Units from seeking any appraisal rights to which they are otherwise entitled under the Act in connection with a merger triggering an adjustment hereunder, nor shall this Subsection 3.7.11 be deemed conclusive evidence of the fair value of the Series B Convertible Preferred Units in any such appraisal proceeding.

3.7.12     Notice as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to this Section 3.7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and (i) update Exhibit A to provide for the adjusted membership interests of each Member and (ii) furnish to each holder of Series B Convertible Preferred Units, a notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of any holder of

Series B Convertible Preferred Units, furnish or cause to be furnished to such holder a similar notice setting forth (x) such adjustments and readjustments, (y) the Series B Conversion Price then in effect, and (z) the number of Common Units and the amount, if any, of other property which then would be received upon the conversion of Series B Convertible Preferred Units.

3.7.13     Notice of Record Date.  In the event:

(a)           the Company shall take a record of the holders of its Common Units (or other membership interests or securities at the time issuable upon conversion of the Series B Convertible Preferred Units) for the purpose of entitling or enabling them to receive any Distribution, or to receive any right to subscribe for or purchase any membership interests of any class or any other securities, or to receive any other security; or

(b)           of any capital reorganization of the Company, any reclassification of the Common Units of the Company, or any Deemed Liquidity Event; or

(c)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will send or cause to be sent to the holders of the Series B Convertible Preferred Units a notice specifying, as the case may be, (i) the record date for such Distribution or right, and the amount and character of such Distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Units (or such other membership interests or securities at the time issuable upon the conversion of the Series B Convertible Preferred Units) shall be entitled to exchange their Common Units (or such other membership interests or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per Unit and character of such exchange applicable to the Series B Convertible Preferred Units and the Common Units.  Such notice shall be sent at least 10 business days prior to the record date or effective date for the event specified in such notice.

3.8          Mandatory Conversion.

3.8.1       Trigger Events.  Upon either (a) the closing of a Qualified Public Offering or (b) the date and time, or the occurrence of an event, specified by vote or written consent of the holders of at least (i) at least a majority of the then outstanding Series A Convertible Preferred Units and (ii) at least two-thirds of the then outstanding Series B Convertible Preferred Units (the time of such closing or the date and time specified or the time of the event specified in such votes or written consents is referred to herein as the “Mandatory Conversion Time”), (i) all outstanding Convertible Preferred Units shall automatically be converted into Common Units at the then effective conversion rate and (ii) such Units may not be reissued by the Company.

3.8.2       Procedural Requirements.  All holders of record of Convertible Preferred Units shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such Convertible Preferred Units pursuant to this Section 3.8.  Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time.  At the Mandatory Conversion Time, all outstanding Convertible Preferred Units shall be deemed to have been converted into Common Units, which shall be deemed to be outstanding of record, and all rights with respect to the Convertible Preferred Units so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Units), will terminate, except only the rights of the holders thereof, to receive the items provided for in the last sentence of this Subsection 3.8.2.  As soon as practicable after the Mandatory Conversion Time, the Company shall issue and deliver to such holder, or to his, her or its nominees, cash as provided in Subsection 3.6.3 or Subsection 3.7.3, as applicable, in lieu of any fraction of a Common Unit otherwise issuable upon such conversion and the payment of any declared but unpaid Distributions on the Convertible Preferred Units converted.

3.8.3       Effect of Mandatory Conversion.  All Convertible Preferred Units shall, from and after the Mandatory Conversion Time, no longer be deemed to be outstanding and all rights with respect to such Units shall immediately cease and terminate at the Mandatory Conversion Time, except only the right of the holders thereof to receive Common Units in exchange therefor and to receive payment of any Distributions declared but unpaid thereon.  Such converted Convertible Preferred Units shall be retired and cancelled and may not be reissued as units of such class of units, and the Company may thereafter take such appropriate action (without the need for action by the members) as may be necessary to reduce the authorized number of Convertible Preferred Units under Section 3.3 accordingly.  Notwithstanding anything herein to the contrary, upon any conversion of Series A Convertible Preferred Units pursuant to this Section 3.8, each holder of Series A Convertible Preferred Units shall be entitled to a cash payment with respect to each Series A Convertible Preferred Unit deemed surrendered by such holder and retired and cancelled equal to the applicable Series A Conversion Payment Amount reduced by (i) the aggregate amount of any Tax Distributions previously made to such holder under Section 5.1(a) attributable to the allocation of taxable income of the Company to such holder in respect of the Series A Conversion Payment Amount applicable to those Units, as determined under Section 5.1(a) and (ii) the aggregate amount of any Special Series A Distributions previously made to such holder under Section 5.1(e).

3.9          Incentive Units.

3.9.1       Issuance of Incentive Units.  The Board of Managers shall have the right to issue up to an aggregate of 11,363,182 Incentive Units, which number shall be reduced by the number of outstanding options to purchase Common Units plus the number of outstanding Common Units that were issued pursuant to an option grant, to Persons providing services to the Company.  In connection with each issuance of Incentive Units as of a particular date, the Board of Managers shall set a “strike price” with respect to the Incentive Units issued on such date (a “Strike Price”).  The Strike Price with respect to Incentive Units issued as of a particular date generally will be equal to the amount of Distributions that Common Members would be entitled to receive with respect to a Common Unit under Section 5.1(d) if all of the assets of the Company were sold for their fair market values, the liabilities of the Company were paid in full (except that non-recourse liabilities shall be paid only to the extent of the fair market value of the assets securing, or otherwise available to satisfy, such liabilities), and the remaining proceeds were distributed as of the end of such accounting period in accordance with Section 5.1.  The reasonable determination of the Board of Managers of each Strike Price shall be final, conclusive and binding on all Members.

3.9.2       Tax Treatment of Grant of Incentive Units.  Each Incentive Unit is intended to be a “profits interest” within the meaning of Revenue Procedures 93-27 and 2001-43 and is issued with the intention, but without assurance or guarantee, that under current interpretations of the Code the recipient will not realize income upon the issuance of the Incentive Unit, and that neither the Company nor any Member is entitled to any deduction either immediately or through depreciation or amortization as a result of the issuance of such Incentive Unit.  Any Person holding a Unit subject to a vesting arrangement, including, without limitation, any Incentive Unit, shall make a valid and timely election in respect of such Unit, upon receipt thereof, pursuant to Code Section 83(b), and shall provide the Company with an executed copy of such elections.

3.9.3       Safe Harbor Election for Unvested Incentive Units.  To the extent provided for in Treasury Regulations, revenue rulings, revenue procedures and/or other IRS guidance issued after the date hereof, the Company is hereby authorized to, and at the direction of the Board of Managers shall, elect a safe harbor under which the fair market value of any Units issued after the effective date of such Treasury Regulations (or other guidance) will be treated as equal to the liquidation value of such Units (i.e., the value equal to the amount of aggregate Distributions that Members would be entitled to receive with respect to their Units if all of the assets of the Company were sold for their fair market values, the liabilities of the Company were paid in full (except that non-recourse liabilities shall be paid only to the extent of the fair market value of the assets securing, or otherwise available to satisfy, such liabilities), and the remaining proceeds were distributed as of the end of such accounting period in accordance with Section 5.1).  In the event that the Company makes a safe harbor election as described in the preceding sentence, each Member hereby agrees to comply with all safe harbor requirements with respect to transfers of such Units while the safe harbor election remains effective.  Notwithstanding anything in this Section 3.9.3 to the contrary, no election shall be made pursuant to this Section 3.9.3 if the safe harbor election, when finalized, is materially different from the safe harbor included in Internal Revenue Service Notice 2005-43, and the application of the safe harbor would result in any adverse consequences to any Member, unless such Member consents to such election.

Section 4.              Capital Accounts.

4.1          Capital Accounts.  A separate account (each a “Capital Account”) shall be established and maintained for each Member which:

(a)           shall be increased by (i) the amount of cash and the fair market value of any other property contributed by such Member to the Company as a Capital Contribution (net of liabilities secured by such property or that the Company assumes or takes the property subject to) and (ii) such Member’s allocable share of the Net Profit of the Company, and

(b)           shall be reduced by (i) the amount of cash and the fair market value of any other property distributed to such Member (net of liabilities secured by such property or that the Member assumes or takes the property subject to) and (ii) such Member’s allocable share of the Net Loss of the Company.

It is the intention of the Members that the Capital Accounts of the Company be maintained in accordance with the provisions of Section 704(b) of the Code and the Regulations thereunder and that this Agreement be interpreted consistently therewith.

4.2          Revaluations of Assets and Capital Account Adjustments.  As of the date hereof, the Capital Accounts of the Members shall be as set forth on Exhibit A.  Unless otherwise determined by the Board of Managers, immediately preceding the issuance of additional Units in exchange for cash, property or services to a new or existing Member and upon the redemption of the Interest of a Member, the then prevailing Asset Values of the Company shall be adjusted to equal their respective gross fair market values, as determined in good faith by the Board of Managers, and any increase or decrease in the net equity value of the Company (Asset Values less Liabilities) shall be credited or charged to the Capital Accounts of the Members in the same manner as Net Profits and Net Losses are credited or charged under Section 5.6.  Accordingly, as of the date of issuance of additional Units or the redemption of all or a portion of a Member’s Interest in the Company, the Capital Accounts of Members will reflect both realized and unrealized gains and losses through such date and the net fair market value of the equity of the Company as of such date.  Any determination made by the Board of Managers under this Section 4.2 may not, unless such determination is made with the consent of at least a majority of the Series A Managers, have an adverse effect on the rights that the holders of the Convertible Preferred Units have under this Agreement.

4.3          Additional Capital Account Adjustments.  Any income of the Company that is exempt from federal income tax shall be credited to the Capital Accounts of the Members in the same manner as Net Profits are credited under Section 5.6 when such income is realized.  Any expenses or expenditures of the Company which may neither be deducted nor capitalized for tax purposes (or are so treated for tax purposes) shall be charged to the Capital Accounts of the Members in the same manner as Net Losses are charged under Section 5.6.  If the Company makes an election under Section 754 of the Code to provide a special basis adjustment upon the transfer of an Interest in the Company or the distribution of property by the Company, Capital Accounts shall be adjusted to the extent required by the Regulations under Section 704 of the Code following such transfer or distribution.

4.4          Additional Capital Account Provisions.  No Member shall have the right to demand a return of all or any part of such Member’s Capital Contributions.  Any return of the Capital Contributions of any Member shall be made solely from the assets of the Company and only in accordance with the terms of this Agreement.  No interest shall be paid to any Member with respect to such Member’s Capital Contributions or Capital Account.  In the event that all or a portion of the Units of a Member are transferred in accordance with this Agreement, the transferee of such Units shall also succeed to all or the relevant portion of the Capital Account of the transferor (and, for purposes of this Agreement, shall be treated as having made the contributions and received the distributions made or received by the transferor of the transferred Units).  Units held by a Member may not be transferred independently of the Interest to which the Units relate.

Section 5.              Distributions and Allocations of Profit and Loss.

5.1          Board of Managers Determination.  The Board of Managers shall determine the timing and the aggregate amount of any Distributions to Members under Sections 5.1(c) and 5.1(e), and shall make the Distributions required by Sections 5.1(a), 5.1(b) and 5.1(d).  The amount of any such Distributions to any Member at any time shall be determined in accordance with this Section 5.1.

(a)           Tax Distributions.  Notwithstanding the other provisions of this Section 5, if at any time any Member’s Tax Liability in respect of a taxable year exceeds the distributions to such Member in respect of such taxable year pursuant to this Section 5.1 other than distributions pursuant to Section 5.1(b) (such excess, the Member’s “Unpaid Tax Liability”), such Member shall have the right to receive a distribution of the Unpaid Tax Liability at least thirty (30) days before the date on which any quarterly estimated tax payments are due, provided that each Member shall be entitled to an additional payment on or before March 1 of each calendar year to the extent the total amounts distributed under this Section 5.1(a) with respect to the immediately preceding taxable year are less than each Member’s Unpaid Tax Liability as of the end of such year; provided further that if such estimated distributions to any Member exceed the actual amount required pursuant to this Section 5.1(a), such Member shall promptly repay such excess to the Company.  In the event that two or more Members are entitled to distributions pursuant to this Section 5.1(a), and the Company does not have available funds sufficient to make all such distributions in full, then such funds which are available for such distributions shall be distributed in proportion to the Members’ Unpaid Tax Liabilities.  Notwithstanding the foregoing, no Tax Distributions shall be made in connection with a liquidation.  For purposes of this Agreement, the “Tax Liability” of any Member for each taxable year or portion thereof shall equal (A) such Member’s distributive share of the taxable income of the Company for such taxable year or portion thereof less any loss, deduction or credit for prior taxable years that has not previously reduced such Member’s distributable share of taxable income pursuant to this Section 5.1(a) to the extent that such item is permitted to reduce taxable income, multiplied by (B) the highest combined federal, state and local tax rate (expressed as a percentage, using the greater of the combined federal, state and local tax rate applicable to individuals and the combined federal, state and local tax rate applicable to corporations, regardless of whether such Member is in fact an individual or corporation) applicable to any Member and assuming such Member was subject to the highest statutory marginal tax rates in the jurisdiction in which it is domiciled or resides (or if higher, in which the Company does business), after taking into account the federal deduction for state income taxes and any limits thereon, as reasonably determined by the Board of Managers.  In determining the Tax Liability of any Member, the amounts of income, loss, or payment in (A) above shall include amounts attributable to (i) a Member’s direct or indirect owners, to the extent the Member is a partnership, disregarded entity, or S corporation, and (ii) any tax imposed by the Commonwealth of Massachusetts on the income of SK Retail Inc. pursuant to Mass. Gen. L. ch. 62 § 32D(a)(ii) (the so-called “Big S Sting Tax”).  Further, in determining the Tax Liability of any Member in respect of the Series A Convertible Preferred Units held by such Member, the Board shall also determine the portion of that Tax Liability properly attributable to any applicable Series A Conversion Payment Amount relating to those Units.  Distributions made to a Member pursuant to this Section 5.1(a) (each, a “Tax Distribution”) shall be treated as an advance of, and shall reduce, without duplication, future distributions and, as applicable, the Series A Conversion Payment Amount, to such Member; provided, however, that (i) Tax Distributions received by a holder of Series A Convertible Preferred Units shall not reduce such holder’s right to receive distributions pursuant to Section 5.1(d)(i) in an amount at least equal to the Series A Original Issue Price, and (ii) Tax Distributions received by a holder of Series B Convertible Preferred Units shall not reduce such holder’s right to receive distributions pursuant to Section 5.1(d)(i) in an amount at least equal to the Series B Original Issue Price and (iii) Tax Distributions to SK Retail Inc. shall not be treated as advances of, and shall not reduce or offset any other distributions under this Section 5, to the extent such distributions are attributable to the Big S Sting Tax, but reduced by any federal tax deduction or benefit in respect of such Tax.

(b)           Administrative Cost Distributions.  The Company shall distribute (i) to each of the Investor Blockers and SK Retail Inc., within seventy five (75) days following the end of each taxable year of the Company, an amount in cash equal to the reasonable legal, accounting and other administrative costs incurred by such Member that is attributable to such Member holding its Interests in the Company and maintaining its existence (including, without limitation, any doing business fees or taxes or franchise taxes or capital net worth and similar taxes relating to maintaining its existence) and (ii) to each Investor Blocker holding Series B Convertible Preferred Units on the Series B Original Issue Date, within thirty (30) days following the Series B Original Issue Date, an amount in cash equal to the reasonable legal, accounting and other administrative costs incurred by such Member that is attributed to such Member forming an Investor Blocker for purposes of holding its Interests in the Company (the “Administrative Cost Distribution”); provided, however, that such costs and fees set forth in clause (i) above (excluding any legal fees relating to the documentation of any corporate actions taken by SK Retail Inc. or the Investor Blockers) shall not exceed a cap of $25,000 dollars for each such Member per fiscal year; provided further, however, that, in the case of both clause (i) and (ii) above, the Company shall make such distributions to no more than seventeen (17) Investor Blockers holding Series B Convertible Preferred Units and that all Investor Blockers to which the Company makes such distributions shall be owned by Investor Parents advised by T. Rowe Price Associates, Inc., Morgan Stanley Investment Management Inc., Wellington Management Company, LLP, Fidelity Management & Research Company, Viking Global Investors LP or Iconiq Strategic Partners.  The Investor Blockers and SK Retail Inc. shall provide such documentation as the Company shall reasonably request evidencing the amount payable as the Administrative Cost Distribution.

(c)           Interim Distributions.  Except for Tax Distributions, Administrative Cost Distributions, Liquidating Distributions and Special Series A Distributions, Distributions will be made pro rata to all Members in accordance with their relative number of Units, determined in the case of the Convertible Preferred Units based upon the number of Common Units issuable upon conversion of each Convertible Preferred Unit.  Notwithstanding the foregoing, distributions under this Section 5.1(c) shall only be made on Incentive Units to the extent of Net Profit earned following the grant of such Incentive Units and only if such distributions shall not disqualify such Incentive Units from being treated as profits interests within the meaning of Revenue Procedures 93-27 and 2001-43.  Distributions under this Section 5.1(c) in respect of each unvested Incentive Unit shall be held by the Company, and shall be paid to the Member holding such Incentive Unit upon vesting thereof, without interest.  For avoidance of doubt, in the event that an Incentive Unit does not vest for any reason, the Member holding such Unit shall not receive any distributions held by the Company in accordance with this Section and such amounts shall be forfeited to the Company and may be redistributed without taking into account such unvested Incentive Units.

(d)           Liquidating Distributions.

(i)            Payments to Holders of Convertible Preferred Units.

(A)          Preference Amount. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or Deemed Liquidity Event, the holders of Convertible Preferred Units then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its members before any payment shall be made to the holders of Common Units or Incentive Units by reason of their ownership thereof, an amount per Convertible Preferred Unit equal to the greater of (i) the Series A Preference Amount (in the case of Series A Convertible Preferred Units) or the Series B Preference Amount (in the case of Series B Convertible Preferred Units), or (ii) such amount per unit as would have been payable had each such unit been converted into Common Units pursuant to Section 3.6 immediately prior to such liquidation, dissolution, winding up or Deemed Liquidity Event (including, for the avoidance of doubt, without duplication, any amounts payable pursuant to Sections 3.6.4, 3.7.4 or 3.8.3) (the amount payable to holders of Series A Convertible Preferred Units pursuant to this sentence is hereinafter referred to as the “Series A Liquidation Amount” and the amount payable to holders of Series B Convertible Preferred Units pursuant to this sentence is hereinafter referred to as the “Series B Liquidation Amount”).  If upon any such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its Members shall be insufficient to pay the holders of Convertible Preferred Units the full amount to which they shall be entitled under this Subsection 5.1(d)(i)(A), the holders of Convertible Preferred Units shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the Units held by them upon such distribution if all amounts payable on or with respect to such Units were paid in full.

(B)          Base Preference Return. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or Deemed Liquidity Event, after the payment of all preferential amounts required to be paid to the holders of Convertible Preferred Units pursuant to Section 5.1(d)(i)(A), the holders of Series A Convertible Preferred Units then outstanding that have received preferential amounts pursuant to Section 5.1(d)(i)(A)(i) shall be entitled to be paid out of the assets of the Company available for distribution to its members before any payment shall be made to the holders of Common Units or Incentive Units by reason of their ownership thereof, an amount per Series A Convertible Preferred Unit equal to the Base Preference Return. If upon any such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its Members shall be insufficient to pay the holders of Series A Convertible Preferred Units the full amount to which they shall be entitled under this Subsection 5.1(d)(i)(B), the holders of Series A Convertible Preferred Units shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the Series A Convertible Preferred Units held by them upon such distribution if all amounts payable on or with respect to such Series A Convertible Preferred Units were paid in full.

(ii)           Payments to Holders of Common Units and Incentive Units.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or Deemed Liquidity Event, after the payment of all preferential amounts required to be paid to the holders of Convertible Preferred Units, the remaining assets of the Company available for distribution to its Members shall be distributed among the holders of Common Units and Incentive Units, pro rata based on the number of Units held by each such holder, provided, however, that Incentive Units with a particular Strike Price shall not be included for purposes of, and shall not participate in, distributions pursuant to this Section 5.1(d)(ii) until an amount equal to the Strike Price associated with such Incentive Unit has been distributed to other holders of Units pursuant to Section 5.1(d)(i) and this Section 5.1(d)(ii) subsequent to the issuance of such Incentive Unit.

(e)           Special Series A Distributions. As soon as practicable on or after the Series B Original Issue Date, the Company shall distribute an aggregate of $15,000,000 in cash pro rata to each holder of Series A Convertible Preferred Units.  Distributions made to a holder pursuant to this Section 5.1(e) (the “Special Series A Distribution”) shall be treated as an advance of, and shall immediately reduce, without duplication, each of the Base Preference Return and the Series A Conversion Payment Amount by the amount of such Special Series A Distribution.  For the avoidance of doubt, no Special Series A Distributions shall be made above and beyond the aggregate $15,000,000 maximum set forth in this Section 5.1 without the consent of holders of at least two-thirds of the then outstanding Series B Convertible Preferred Units.

5.2          No Violation.  Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a Distribution to any Member on account of such Member’s Interest in the Company if such Distribution would violate Section 18-607 of the Act or other applicable law.

5.3          Withholding.  If any federal, foreign, state or local jurisdiction requires the Company to withhold taxes or other amounts with respect to any Member’s allocable share of Net Profits, taxable income or any items thereof, or with respect to distributions, the Company shall withhold from distributions or other amounts then due to such Member an amount necessary to satisfy the withholding responsibility and shall pay any amounts withheld to the appropriate taxing authorities.  In such a case, for purposes of this Agreement the Member for whom the Company has paid the withholding tax shall be deemed to have received the withheld distribution or other amount due and to have paid the withholding tax directly and such Member’s share of cash distributions or other amounts due shall be reduced by a corresponding amount.  If it is anticipated that at the due date of the Company’s withholding obligation the Member’s share of cash distributions or other amounts due is less than the amount of the withholding obligation, the Member with respect to which the withholding obligation applies shall pay to the Company the amount of such shortfall within thirty (30) days after notice by the Company.  If a Member fails to make the required payment when due hereunder, and the Company nevertheless pays the withholding, in addition to the Company’s remedies for breach of this Agreement, the amount paid shall be deemed a recourse loan from the Company to such Member bearing interest at the Default Rate, and the Company shall apply all distributions or payments that would otherwise be made to such Member toward payment of the loan and interest, which payments or distributions shall be applied first to interest and then to principal until the loan is repaid in full.

5.4          Property Distributions and Installment Sales.  If any assets of the Company shall be distributed in kind pursuant to this Article 5, such assets shall be distributed to the Members entitled thereto in the same proportions as the Members would have been entitled to cash Distributions.  The amount by which the fair market value of any property to be distributed in kind to the Members exceeds or is less than the then prevailing Asset Value of such property shall, to the extent not otherwise recognized by the Company, be taken into account in determining Net Profit and Net Loss and determining the Capital Accounts of the Members as if such property had been sold at its fair market value immediately prior to such Distribution.  If any assets are sold in transactions in which, by reason of Section 453 of the Code, gain is realized but not recognized, such gain shall be taken into account when realized in computing gain or loss of the Company for purposes of allocation of Net Profit or Net Loss under this Article 5 and, if such sales shall involve substantially all the assets of the Company, the Company shall be deemed to have been dissolved and terminated notwithstanding any election by the Members to continue the Company for purposes of collecting the proceeds of such sales.

5.5          Net Profit or Net Loss.

5.5.1       The “Net Profit” or “Net Loss” of the Company for each Fiscal Year or relevant part thereof shall mean the Company’s taxable income or loss for federal income tax purposes for such period (including all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code) with the following adjustments:

(a)           Gain or loss attributable to the disposition of property of the Company with an Asset Value different than the adjusted basis of such property for federal income tax purposes shall be computed with respect to the Asset Value of such property, and any tax gain or loss not included in Net Profit or Net Loss shall be taken into account and allocated for federal income tax purposes among the Members pursuant to Section 5.8.

(b)           Depreciation, amortization or cost recovery deductions with respect to any property with an Asset Value that differs from its adjusted basis for federal income tax purposes shall be computed in accordance with Asset Value, and any depreciation allowable for federal income tax purposes shall be allocated in accordance with Section 5.8.

(c)           Any items that are required to be specially allocated pursuant to Section 5.7 shall not be taken into account in determining Net Profit or Net Loss.

5.6          Allocations of Net Profit and Net Loss.  Net Profit or Net Loss of the Company for any relevant period shall be allocated to the Capital Accounts of the Members so as to ensure, to the extent possible, that the Capital Accounts of the Members as of the end of such period are equal to the aggregate Distributions that Members would be entitled to receive if all of the assets of the Company were sold for their Asset Values, the liabilities of the Company were paid in full (except that non-recourse liabilities shall be paid only to the extent, with respect to each asset subject to a non-recourse liability, the non-recourse liability does not exceed the Asset Value), and the remaining proceeds were distributed as of the end of such accounting period in accordance with Section 5.1 (taking into account, for avoidance of doubt, the provisions of Sections 5.1(d)(i)(A)(i), 5.1(d)(i)(A)(ii) and 5.1(d)(i)(B) as would be applicable to such a distribution).  The allocations made pursuant to this Section 5.6 are intended to comply with the provisions of Section 704(b) of the Code and the Regulations thereunder and, in particular, to reflect the Members’ economic interests in the Company as set forth in Section 5.1, and this Section 5.6 shall be interpreted in a manner consistent with such intention.

5.7          Regulatory Allocations.  Although the Members do not anticipate that events will arise that will require application of this Section 5.7, provisions governing the allocation of taxable income, gain, loss, deduction and credit (and items thereof) shall be deemed to be included in this Agreement as may be necessary to provide that the Company’s allocation provisions contain a so-called “Qualified Income Offset” and comply with all provisions relating to the allocation of so-called “Nonrecourse Deductions” and “Member Nonrecourse Deductions” and the chargeback thereof as set forth in the Regulations under Section 704(b) of the Code (“Regulatory Allocations”); provided, however, that the Members intend that all Regulatory Allocations that may be required shall be offset by other Regulatory Allocations or special allocations of tax items so that each Member’s share of the Net Profit, Net Loss and capital of the Company will be the same as it would have been had the events requiring the Regulatory Allocations not occurred.  For this purpose, the Board of Managers, based on the advice of the

Company’s tax counsel and advisors, is hereby authorized to make such special curative allocations of tax items as may be necessary to minimize or eliminate any economic distortions that may result from any required Regulatory Allocations.

5.8          Tax Allocations:  Code Section 704(c) and Unrealized Appreciation or Depreciation.

5.8.1       Contributed Assets.  In accordance with Section 704(c) of the Code, income, gain, loss and deduction with respect to any property contributed to the Company with an adjusted basis for federal income tax purposes different from the initial Asset Value at which such property was accepted by the Company shall, solely for tax purposes, be allocated among the Members so as to take into account such difference in the manner required by Section 704(c) of the Code and the applicable Regulations.

5.8.2       Revalued Assets.  If upon the acquisition of additional Units in the Company by a new or existing Member the Asset Value of any the assets of the Company is adjusted pursuant to Section 4.2, subsequent allocations of income, gain, loss and deduction with respect to such assets shall, solely for tax purposes, be allocated among the Members so as to take into account such adjustment in the same manner as under Section 704(c) of the Code and the applicable Regulations.

5.8.3       Limitation.  The allocations required by this Section 5.8 are solely for purposes of federal, state and local income taxes and shall not affect the allocation of Net Profits or Net Losses as between Members or any Member’s Capital Account.

5.8.4       Allocations.  Except as noted in this Section 5.8, all items of income, deduction and loss shall be allocated for federal, state and local income tax purposes in the same manner such items are allocated for purposes of calculating Net Profits and Net Losses.

Section 6.              Status, Rights and Powers of Members.

6.1          Limited Liability.  Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, expenses, obligations and liabilities of the Company, and no Member or Indemnified Person shall be obligated personally for any such debt, expense, obligation or liability of the Company solely by reason of being a Member or Indemnified Person.  Except as otherwise expressly required by law, all Persons dealing with the Company shall have recourse solely to the assets of the Company for the payment of the debts, obligations or liabilities of the Company.  In no event shall any Member be required to make up any deficit balance in such Member’s Capital Account upon the liquidation of such Member’s Interest or otherwise.

6.2          Return of Distributions of Capital.  Except as otherwise expressly required by law, a Member, in such capacity, shall have no liability for obligations or liabilities of the Company in excess of (a) the amount of such Member’s Capital Contributions, (b) such Member’s share of any assets and undistributed profits of the Company and (c) to the extent required by law, the amount of any Distributions wrongfully distributed to such Member.  Except as required by law, no Member shall be obligated by this Agreement to return any Distribution to the Company or pay the amount of any Distribution for the account of the Company or to any creditor of the Company; provided, however, that if any court of competent jurisdiction holds that, notwithstanding this Agreement, any Member is obligated to return or pay any part of any Distribution, such obligation shall bind such Member alone and not any other Member or any Board Member; and provided, further, that if any Member is required to return all or any portion of any Distribution under circumstances that are not unique to such Member but that would have been applicable to all Members if such Members had been named in the lawsuit against the Member in question (such as where a Distribution was made pro rata to all Members and rendered the Company insolvent, but only one Member was sued for the return of such Distribution), the Member that was required to return or repay the Distribution (or any portion thereof) shall be entitled to reimbursement from the other Members that were not required to return the Distributions made to them pro rata based on each such Member’s share of the Distribution in question.  The provisions of the immediately preceding sentence are solely for the benefit of the Members and shall not be construed as benefiting any third party.  The amount of any Distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to such Member.

6.3          No Management or Control.  Except as expressly provided in this Agreement, no Member (in its capacity as a Member) shall take part in or interfere in any manner with the management of the business and affairs of the Company or have any right or authority to act for or bind the Company notwithstanding Section 18-402 of the Act.

6.4          Specific Limitations.  No Member shall have the right or power to:  (a) withdraw or reduce such Member’s Capital Contribution except as a result of the dissolution of the Company or as otherwise provided by law or in this Agreement, (b) make voluntary Capital Contributions or to contribute any property to the Company other than cash, (c) bring an action for partition against the Company or any Company assets, (d) cause the termination and dissolution of the Company, except as set forth in this Agreement, or (e) upon the Distribution of its Capital Contribution require that property other than cash be distributed in return for its Capital Contribution.

6.5          Meetings of Members.  Meetings of Members shall be held and conducted, and the voting rights of Members shall be, as set forth on Exhibit 6.5 hereto.

6.6          Preferred Protective Provisions.

(a)           Convertible Preferred Protective Provisions. Notwithstanding any provision of this Agreement (including without limitation any Exhibits hereto) to the contrary, at any time when any Convertible Preferred Units are outstanding, the Company shall not, and shall not permit any Subsidiary, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law) the written consent or affirmative vote of the holders of at least a majority of the then outstanding Convertible Preferred Units and, in the case of any of the items described in (i) below, other than a Deemed Liquidity Event that is effected in compliance with Section 11.4, at least a majority of the Convertible Preferred Units then owned by Investor Blockers, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force and effect:

(i)            other than as provided in Section 3 of the Voting Agreement, liquidate, dissolve or wind-up the business and affairs of the Company or any Subsidiary, effect any merger or consolidation or any other Deemed Liquidity Event, sell all or a significant portion of the Company’s assets (other than sales of products in the ordinary course of business), take any other action outside the ordinary course of business which would result in any material income or gain being recognized and allocated to the Investors or Investor Parents, or consent to any of the foregoing;

(ii)           amend, alter or repeal any provision of this Agreement or the Certificate or the governing or organizational documents of any Subsidiary;

(iii)          create, or authorize the creation of, or issue or obligate itself to issue any units of any additional class or series of membership interests unless the same ranks junior to the Convertible Preferred Units with respect to the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of any other Distributions and rights of redemption, or increase the authorized number of Convertible Preferred Units or increase the authorized number of any units of any additional class or series of membership interests unless the same ranks junior to the Convertible Preferred Units with respect to the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of Distributions and rights of redemption;

(iv)          (i) reclassify, alter or amend any existing security of the Company that is pari passu with the Convertible Preferred Units in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of Distributions or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Convertible Preferred Units in respect of any such right, preference or privilege, or (ii) reclassify, alter or amend any existing security of the Company that is junior to the Convertible Preferred Units in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of Distributions or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Convertible Preferred Units in respect of any such right, preference or privilege;

(v)           purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare or make any Distribution on, any membership interests of the Company other than (i) redemptions of or Distributions on the Convertible Preferred Units as expressly authorized herein, (ii) repurchases of membership interests from former employees, officers, directors, consultants or other persons who performed services for the Company or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof or (iii) pursuant to the exercise by the Company of a contractual right of first refusal over such membership interests at the lower of the agreed purchase price or the then current fair market value thereof;

(vi)          create, or authorize the creation of, or issue, or authorize the issuance of any debt security, or incur any other indebtedness, or permit any subsidiary to take any such action with respect to any debt security or other indebtedness, if the aggregate indebtedness of the Company and its Subsidiaries (excluding (i) indebtedness between the Company and its wholly owned subsidiaries and (ii) property, equipment or capital leases, short-term payables and similar indebtedness of a nature currently incurred by the Company in the ordinary course of business) following such action would exceed $15,000,000;

(vii)         create, or hold equity securities in, any Subsidiary that is not wholly owned (either directly or through one or more other Subsidiaries) by the Company, or sell, transfer or otherwise dispose of any membership interests or capital stock of any direct or indirect Subsidiary of the Company, or permit any direct or indirect Subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all or a significant portion of the assets of such Subsidiary or permit any Subsidiary to issue, or obligate itself to issue, or sell, transfer or otherwise dispose of, securities to any entity or person other than the Company or another wholly-owned Subsidiary;

(viii)        increase or decrease the authorized number of Managers constituting the Board of Managers;

(ix)          adopt any new, or amend any existing, equity incentive plan, or cause or permit any direct or indirect Subsidiary of the Company to take any such action;

(x)           except for Tax Distributions, declare, pay or make any Distribution of any kind on any class of equity securities of the Company, whether payable in cash, securities, property or any other form; or

(xi)          change the rights, preferences, powers or privileges of the Convertible Preferred Units set forth herein.

(b)           Series B Convertible Preferred Protective Provisions. Notwithstanding any provision of this Agreement (including without limitation any Exhibits hereto) to the contrary, at any time when any Series B Convertible Preferred Units are outstanding, the Company shall not, and shall not permit any Subsidiary, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law) the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding Series B Convertible Preferred Units, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force and effect:

(i)            increase or decrease the authorized number of Series B Convertible Preferred Units;

(ii)           amend, alter or repeal any provision of this Agreement or the Certificate in a manner that would adversely affect the rights, preferences and privileges of the Series B Convertible Preferred Units; provided that the creation, authorization and/or issuance of, and/or the obligation to issue, any units of any additional class or series of membership interests that rank senior to or pari passu with the Series B Convertible Preferred Units with respect to the (x) distribution of assets on the liquidation, dissolution or winding up of the Company, or (y) payment of any other Distributions and rights of redemption and that is approved in accordance with Section 6.6(a) shall not be deemed to adversely affect the rights, preferences and privileges of the Series B Convertible Preferred Units; or

(iii)          (a) amend, alter or repeal the definition of “Series B Preference Amount;” (b) reclassify, alter or amend any existing security of the Company that is pari passu with the Series B Convertible Preferred Units in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of any other Distributions or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series B Convertible Preferred Units in respect of any such right, preference or privilege; (c) reclassify, alter or amend any existing security of the Company that is junior to the Series B Convertible Preferred Units in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of any other Distributions or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series B Convertible Preferred Units in respect of any such right, preference or privilege; or (d) amend, alter or repeal Section 5.1(c) above.

6.7          Redemption.

6.7.1       Redemption. If a holder or holders of outstanding Convertible Preferred Units provide written notice requesting redemption of Convertible Preferred Units (such holder or holders, the “Redemption Requesting Holders”), to the Company at any time on or after April 21, 2019 (a “Redemption Request”), the Company shall, unless prohibited by the Act and subject to and after provision for the tax distribution obligations of the Company under Section 5.1(a), redeem the number of Convertible Preferred Units that are designated for redemption in the Redemption Request at a price (the “Redemption Price”) per Series A Convertible Preferred Unit equal to the sum of the Series A Preference Amount plus the Base Preference Amount and per Series B Convertible Preferred Unit equal to the Series B Preference Amount, in all cases as of the applicable Redemption Date (as defined below), in a single installment not more than sixty (60) days after receipt by the Company of the Redemption Request. Within ten (10) days of receipt of a Redemption Request, the Company shall provide a written notice (a “Redemption Alert”) to each holder of Convertible Preferred Units stating (i) that the Company has received a Redemption Request, (ii) the identity of the Redemption Requesting Holders, (iii) the Redemption Date (as defined below) and Redemption Price, and (iv) the number and percentage of each Redemption Requesting Holder’s outstanding

Convertible Preferred Units that are subject to redemption pursuant to such Redemption Request.  Upon receipt of a Redemption Alert, each holder of Convertible Preferred Units may, within twenty (20) days of such receipt, deliver a written notice (a “Secondary Redemption Request”) to the Company requesting redemption of some or all of the Convertible Preferred Units held by such holder, in which case such Units shall be subject to redemption by the Company in accordance with the provisions of this Section 6.7, and such holder shall be deemed to be a Redemption Requesting Holder.  In the event of a Redemption Request by a holder or holders of Series A Preferred Convertible Units, the Redemption Alert provided to each holder of Series B Convertible Preferred Units shall also include a copy of all material provided to holders of Series A Convertible Units pursuant to each of Sections 3.1(b)(1)-(5) of the Investor Rights Agreement (and not previously provided to the holders of Series B Convertible Preferred Units) or other material information regarding the Company provided to any holder of Series A Convertible Units (and not previously provided to the holders of Series B Convertible Preferred Units), in each case, in the twelve (12) months immediately preceding the Redemption Alert.  Upon receipt of a Redemption Request or a Secondary Redemption Request, the Company shall (A) apply all of its assets to any such redemption, and to no other corporate purpose, except to the extent prohibited by the Act and (B) take any action necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem the total number of Convertible Preferred Units required to be so redeemed, including (x) to the extent permissible under applicable law, causing a revaluation of the assets of the Company to create sufficient surplus to make such redemption and (y) incurring any indebtedness necessary that does not create surplus under the Act to make such redemption.  The date of any such redemption payment shall be referred to as a “Redemption Date.”  Subject to the provisions of Section 6.7.3 below, if on any Redemption Date the Act prevents the Company from redeeming all of the Convertible Preferred Units held by the Redemption Requesting Holders to be redeemed, the Company shall ratably redeem the maximum number of Convertible Preferred Units that it may redeem consistent with such law, and shall redeem the remaining Convertible Preferred Units as soon as it may lawfully do so under such law.

6.7.2       Redemption Failure. In the event that any of the Convertible Preferred Units to be redeemed pursuant to Section 6.7.1 are not redeemed in accordance with last sentence of Section 6.7.1 (for any reason, including by reason of the Act preventing the Company from redeeming such Units) (such event, a “Redemption Failure”), the holders of the unredeemed Convertible Preferred Units shall be entitled to default interest on such unredeemed Convertible Preferred Units at a per annum rate equal to 10% on the unpaid amount, which amount shall be increased by 1% at the end of each three-month period thereafter until the Redemption Price, and any interest thereon, is paid in full. In addition, in the event of a Redemption Failure of Series A Convertible Preferred Units, (I) each manager of the Company other than the Series A Managers shall immediately be removed from the Board of Managers (the “Removed Managers”) without any further action of any of the Members of the Company being required to effect such removal and, notwithstanding the provisions of Section 7.1, the holders of Common Units shall not be entitled to elect any Managers of the Company and the holders of at least a majority of the Series A Convertible Preferred Units which were not redeemed as required by the terms of Section 6.7.1 shall be entitled to appoint Managers to replace the Removed Managers, and (II) the holders of at least a majority of the Series A Convertible Preferred Units which were not redeemed as required by the terms of Section 6.7.1 shall be entitled to exercise their right to force a sale of the Company as set forth in Section 3.1 of the Voting Agreement (a “Forced Sale”).  Notwithstanding anything herein to the contrary, in the event of a Forced Sale, with respect to any Convertible Preferred Units which were not redeemed by the Company on the Redemption Date as required by Section 6.7.1, the holders of Convertible Preferred Units shall be entitled to receive an amount per Convertible Preferred Unit equal to the greater of (1) the applicable Redemption Price and (2) the amount that such holder would be entitled to upon consummation of the Forced Sale with respect to the applicable Convertible Preferred Unit had no Redemption Request been made with respect thereto.

6.7.3       Limitations. Any holder or holders of the outstanding Series A Convertible Preferred Units and/or Series B Convertible Preferred Units may submit a Redemption Request independent of any other holders, provided that the Company will satisfy in full its obligations under any Redemption Requests in the order in which such Redemption Requests are received by the Company in accordance with Section 6.7.1; provided, that, for clarity, any Redemption Requesting Holder that delivers a Secondary Redemption Request in accordance with Section 6.7.1 shall be deemed part of the underlying Redemption Request and therefore the applicable Units designated for redemption shall be redeemed as if submitted on the same date of the underlying Redemption Request. In the event that, on any given Redemption Date, the Company is required to redeem Series A Convertible Preferred Units and Series B Convertible Preferred Units in accordance with Section 6.7.1 and on such Redemption Date the Act prevents the Company from redeeming all of the Series A Convertible Preferred Units or Series B Convertible Preferred Units to be redeemed, the Company shall, (i) first make payments to the holders of Series A Convertible Preferred Units and/or Series B Convertible Preferred Units to be redeemed ratably based on the Series A Preference Amount and Series B Preference Amount, respectively, and (ii) then make payments ratably to the holders of Series A Convertible Preferred Units until such holders have received in full the Base Preference Return with respect to the Series A Convertible Preferred Units being redeemed, and shall make any remaining redemption payments outstanding on the Convertible Preferred Units to be redeemed as soon as it may lawfully do so under such law. For clarity, each holder of Convertible Preferred Units may make more than one Redemption Request and Secondary Redemption Request.

6.7.4       Redemption Notice.  Written notice of the redemption (the “Redemption Notice”) shall be sent to each Redemption Requesting Holder not less than 20 days prior to each Redemption Date.  Each Redemption Notice shall state:

(a)           the number of Series A Convertible Preferred Units or Series B Convertible Preferred Units, as applicable, held by the holder that the Company shall redeem on the Redemption Date specified in the Redemption Notice;

(b)           the Redemption Date and the Redemption Price; and

(c)           the date upon which the holder’s right to convert such Units terminates (as determined in accordance with Subsection 3.6).

6.7.5       Rights Subsequent to Redemption.  If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the Convertible Preferred Units to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then all rights with respect to such Convertible Preferred Units shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest to the extent the Redemption Price has not been paid.  For the avoidance of doubt, the Base Preference Return shall continue to accrue with respect to each Series A Convertible Preferred Unit until such date as the holder of the applicable Series A Convertible Unit to be redeemed is redeemed and such holder receives the applicable Redemption Price in full.

6.7.6       Redeemed or Otherwise Acquired Units.  Any Convertible Preferred Units which are redeemed or otherwise acquired by the Company or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred.  Neither the Company nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Convertible Preferred Units following redemption.

6.7.7       Blocker Stock.  Notwithstanding anything to the contrary, each Investor Blocker shall have the right to require the Company to purchase its outstanding Blocker Stock from its Investor Parent subject to the same terms and conditions that would apply if each of the respective Investor Blockers required the Company to redeem all or any portion of the Convertible Preferred Units held by each such Investor Blocker (or any Common Units upon conversion of the Convertible Preferred Units), and so long as each of the Investor Blocker’s current assets (other than such Investor Blocker’s membership interests in the Company) equals or exceeds each such Investor Blocker’s liabilities (excluding any deferred Tax liabilities or similar items), each corresponding Investor Parent shall receive the same consideration for its shares of Blocker Stock that the corresponding Investor Blocker would have received if the Company redeemed the Convertible  Preferred Units directly.  The number of shares of Blocker Stock to be redeemed shall bear the same proportion to the total number of shares of Blocker Stock held by such Investor Parent as the number of Convertible Preferred Units held by such Investor Blocker and slated for redemption bears to the total number of Convertible Preferred Units held by such Investor Blocker.

Section 7.              Designation, Rights, Authorities, Powers, Responsibilities and Duties of the Board of Managers.

7.1          Board of Managers.  The business of the Company shall be managed by the Board of Managers, and the Persons constituting the Board of Managers shall be the “managers” of the Company for all purposes under the Act.  The Board of Managers shall initially be the individuals set forth in the Voting Agreement.  Thereafter, the individuals constituting the Board of Managers shall be determined in accordance with the provisions of the Voting Agreement and Exhibit 7.1.  Exhibit 7.1 sets forth the procedures for the conduct of the affairs of the Board of Managers and decisions of the Board of Managers shall be set forth in a resolution adopted in accordance with the procedures set forth in Exhibit 7.1.  Such decisions shall be decisions of the Company’s “manager” for all purposes of the Act and shall be carried out by officers or agents of the Company designated by the Board of Managers in the resolution in question or in one or more standing resolutions or with the power and authority to do so under Article 8.

7.2          Authority of Board of Managers.  Subject to the Transaction Documents, including Section 6.6 hereof, the Board of Managers shall have the exclusive power and authority to manage the business and affairs of the Company and to make all decisions with respect thereto.  Except as otherwise provided in this Agreement, the Board of Managers or Persons designated by the Board of Managers, including officers and agents appointed by the Board of Managers, shall be the only Persons authorized to execute documents which shall be binding on the Company.  To the fullest extent permitted by Delaware law, but subject to any provisions in the Transaction Documents granting rights to Members, the Board of Managers shall have the power to perform any acts, statutory or otherwise, with respect to the Company or this Agreement, which would otherwise be possessed by the Members under Delaware law, and the Members (in their capacity as Members) shall have no power whatsoever with respect to the management of the business and affairs of the Company.  Subject to the Transaction Documents, including Section 6.6 hereof, the power and authority granted to the Board of Managers hereunder shall include all those necessary, convenient or incidental for the accomplishment of the purposes of the Company and shall include the power to make all decisions with regard to the management, operations, assets, financing and capitalization of the Company, including without limitation, the power and authority to undertake and make decisions concerning:  (a) hiring and firing employees, attorneys, accountants, brokers, investment bankers and other advisors and consultants, and defining and fixing their compensation, including equity or equity-linked compensation, (b) entering into leases for real or personal property, (c) opening bank and other deposit accounts and operations thereunder, (d) purchasing, constructing, improving, developing and maintaining real property, (e) purchasing insurance, goods, supplies, equipment, materials and other personal property, (f) borrowing money, obtaining credit, issuing notes, debentures, securities, equity or other interests of or in the Company and securing the obligations undertaken in connection therewith with mortgages on, pledges of and security interests in all or any portion of the real or personal property of the Company, (g) making investments in or the acquisition of securities of any Person, (h) giving guarantees and indemnities, (i) entering into contracts or agreements, whether in the ordinary course of business or otherwise, (j) mergers with or acquisitions of other Persons, (k) dissolution, (l) the sale or lease of all or any portion of the assets of the Company, (m) forming subsidiaries or joint ventures, (n) compromising, arbitrating, adjusting and litigating claims in favor of or against the Company and (o) all other acts or activities necessary, convenient or incidental for the accomplishment of the purposes of the Company including any and all actions that the Company may take as described in Section 2.6.

7.3          Reliance by Third Parties.  Any person or entity dealing with the Company or the Members may rely upon a certificate signed by a member of the Board of Managers as to:  (a) the identity of the Members, (b) the existence or non-existence of any fact or facts which constitute a condition precedent to acts by Members or are in any other manner germane to the affairs of the Company, (c) the Persons which are authorized to execute and deliver any instrument or document of or on behalf of the Company, (d) the authorization of any action by or on behalf of the Company by the Board of Managers or any officer or agent acting on behalf of the Company or (e) any act or failure to act by the Company or as to any other matter whatsoever involving the Company or the Members.

7.4          Section 754 Election.  Notwithstanding any other provision to the contrary contained herein, the Board of Managers shall cause the Company to make or otherwise have in effect an election pursuant to Code Section 754 for the taxable year in which this Agreement is entered into effect.

Section 8.              Designation, Rights, Authorities, Powers, Responsibilities and Duties of Officers and Agents.

8.1          Officers, Agents.  The Board of Managers by vote or resolution shall have the power to appoint officers and agents to act for the Company with such titles, if any, as the Board of Managers deems appropriate and to delegate to such officers or agents such of the powers as are granted to the Board of Managers hereunder, including the power to execute documents on behalf of the Company, as the Board of Managers may in its sole discretion determine; provided, however, that no such delegation by the Board of Managers shall cause the Persons constituting the Board of Managers to cease to be the “managers” of the Company within the meaning of the Act.  The officers so appointed may include persons holding titles such as Chairman, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer, Executive Vice President, Vice President, Treasurer or Controller.  Unless the authority of the officer in question is limited in the document appointing such officer or is otherwise specified by the Board of Managers, any officer so appointed shall have the same authority to act for the Company as a corresponding officer of a Delaware corporation would have to act for a Delaware corporation in the absence of a specific delegation of authority and as more specifically set forth in Exhibit 8.1; provided, however, that unless such power is specifically delegated to the officer in question either for a specific transaction or generally, no such officer shall have the power to lease or acquire real property, to borrow money (other than advances in the ordinary course of business), to issue notes, debentures, securities, equity or other interests of or in the Company, to make investments in (other than the investment of surplus cash in the ordinary course of business) or to acquire securities of any Person, to give guarantees or indemnities (other than in the ordinary course of business in connection with customer or supplier agreements), to merge, liquidate or dissolve the Company or to sell or lease all or any substantial portion of the assets of the Company; and provided, further, without the required consent pursuant to Section 6.6 no officer shall take any action for which consent is required thereunder.

Section 9.              Books, Records, Accounting and Reports.

9.1          Books and Records.  The Company shall maintain at its principal office or such other office as the Board of Managers shall determine all of the following:

(a)           A current list of the full name and last known business or residential address of each Member and Manager;

(b)           information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Member and which each Member has agreed to contribute in the future, and the date on which each Member became a Member of the Company;

(c)           A copy of the Certificate and this Agreement, including any amendments to either thereof, together with executed copies of any powers of attorney pursuant to which the Certificate, this Agreement or any amendments have been executed;

(d)           Copies of the Company’s federal, state and local income tax or information returns and reports;

(e)           The audited financial statements of the Company; and

(f)            The Company’s books and records.

Each Board Member shall have the right to examine all of the information described in Sections 9.1(a) through 9.1(f) and such other information regarding the Company’s affairs and financial condition as is just and reasonable in order to fulfill its duties as a Board Member.

9.2          Fiscal Year; Financial Statements.  Unless changed by the Board of Managers, the Fiscal Year of the Company shall be the taxable year (as required by the Code).  The Board of Managers shall cause books of account to be maintained reflecting the operations of the Company and shall cause to be prepared for the Members at least annually, at the Company’s expense, audited financial statements of the Company and its Subsidiaries prepared in accordance with generally accepted accounting principles.

9.3          Filings; Tax Information.  At the Company’s expense the Board of Managers shall cause the income tax returns for the Company to be prepared and timely filed with the appropriate authorities and to have prepared and to furnish to each Member such information with respect to the Company (including without limitation a Schedule K-1 setting forth such Member’s distributive share of the Company’s income, gain, loss, deduction and credit as determined for federal income tax purposes) as is necessary to enable such Member to prepare such Member’s federal, state and local income tax returns.  The Company shall provide estimates of such Schedule K-1s and other information to each Member within 45 days after the close of each taxable year and final versions of such Schedule K-1s and other information within 120 days after the close of each taxable year, and shall provide estimated tax information to the Members at least 30 days prior to each date on which estimated taxes are required to be paid by a corporation or individual.  The Company shall provide on a timely basis any other information regarding taxes that is reasonably requested by any Member or any Investor.  The Board of Managers, at the Company’s expense, shall also cause to be prepared and timely filed, with appropriate federal, state and local regulatory and administrative authorities, all reports required to be filed by the Company with those entities under then current applicable laws, rules and regulations.

9.4          Non-Disclosure.  Each Member agrees that, except as otherwise consented to by the Board of Managers, to use commercially reasonable efforts to ensure that all non-public information furnished to such Member pursuant to this Agreement will be kept confidential and will not be disclosed by such Member, or by any of such Member’s agents, representatives or employees, in any manner, in whole or in part, except that (a) each Member shall be permitted to disclose such information to those of such Member’s agents, investment advisers, representatives and employees who need to be familiar with such information in connection with such Member’s investment in the Company and who are charged with an obligation of confidentiality, (b) each

Member shall be permitted to disclose such information to such Member’s direct or indirect Affiliates, investment advisers, investors, partners and equity holders so long as they agree to keep such information confidential on terms substantially similar to the terms set forth herein, (c) each Member shall be permitted to disclose and discuss such information with the other Members and their agents, representatives, Affiliates, partners and other persons permitted pursuant to clauses (a) and (b) above, (d) each Member shall be permitted to disclose information to the extent required by law, so long as such Member shall, to the extent permitted by law, have first provided the Company a reasonable opportunity to contest the necessity of disclosing such information and (e) each Member shall be permitted to disclose information to the extent necessary for the enforcement of any right of such Member arising under this Agreement.

Section 10.            Tax Matters Member.

10.1        Tax Matters Member.  Unless and until another Member is designated as the tax matters partner by the Board of Managers, SK Retail Inc. shall be the tax matters partner of the Company as provided in the Regulations under Code Section 6231 and any analogous provisions of state law and in such capacity is referred to as the “Tax Matters Member.”  The Tax Matters Member will give prompt notice to the Convertible Preferred Members upon receipt of notice that the Internal Revenue Service intends to examine or audit any income tax return of the Company.  If any of the following actions would have an adverse effect on the holders of Convertible Preferred Units, the Tax Matters Member will not, without the approval of the Board of Managers (including the approval of at least a majority of the Series A Managers), take any such action:

(a)           agree to extend any statute of limitations with respect to the Partnership under section 6229 of the Code;

(b)           file a request for administrative adjustment (including a request for substituted return treatment) under section 6227 of the Code;

(c)           file a petition for judicial review, or any appeal with respect to any judicial determination, under section 6226 or 6228 of the Code;

(d)           take any action to consent to, or to refuse to consent to, a settlement reflected in a decision of a court; or

(e)           enter into any tax settlement agreement affecting the Company.

The Tax Matters Member will promptly give notice to Convertible Preferred Members of the commencement of any administrative or judicial proceeding involving the tax treatment of any item of Company income, gain, loss, deduction or credit, and will further keep the Convertible Preferred Members fully informed of all material developments in such proceedings.

10.2        Indemnity of Tax Matters Member.  The Company shall indemnify and reimburse the Tax Matters Member for all expenses (including legal and accounting fees) incurred as Tax Matters Member pursuant to this Article 10 in connection with any administrative or judicial proceeding with respect to the tax liability of the Members attributable to interest in the Company.

10.3        Tax Returns.  Unless otherwise provided in this Agreement or agreed by the Board of Managers (including at least a majority of the Series A Managers) with any Member, (a) all income tax returns of the Company shall be prepared by the Company’s independent certified public accountants and (b) all tax elections and decisions shall be made by the Board of Managers (including at least a majority of the Series A Managers).

10.4        Non-U.S. Tax Returns.

10.4.1     The Company will use its best efforts to structure its operations and activities (which must include seeking the advice of counsel) so as to avoid Convertible Preferred Members (or their direct or indirect owners) being required, in their individual capacities, solely as a result of a direct or indirect investment in the Company, to file income, capital gains or similar tax returns (“Foreign Tax Returns”) or to pay any income, capital gains or similar taxes, other than any such taxes collected by means of withholding (“Foreign Taxes”), in each case in any jurisdiction other than the United States and its political subdivisions.

10.4.2     If, despite the undertaking in Section 10.4.1, the Company becomes aware that any Convertible Preferred Members would, as a result of the their direct or indirect investment in the Company, become subject to Foreign Taxes or be required to file Foreign Tax Returns, the Company will (i) as soon as practicable notify the holders of the Convertible Preferred Units thereof and (ii) use its best efforts to eliminate or minimize the liability for such Foreign Taxes and the filing obligations with respect to such Foreign Tax Returns by restructuring the applicable operations and activities.

Section 11.            Dissolution Of Company.

11.1        Termination of Membership.  No Member shall resign or withdraw from the Company except that, subject to the terms of the Transaction Documents, any Member may Transfer its Interest in the Company to a transferee and a transferee may become a Member.

11.2        Events of Dissolution.  The Company shall be dissolved upon the happening of any of the following events:  (a) the entry of a decree of judicial dissolution under Section 18-802 of the Act, (b) the written determination of the Board of Managers and holders of at least a majority of the Convertible Preferred Units, (c) the disposition of all of the Company’s assets or (d) at any time there are no Members unless the Company is continued in accordance with the Act.

11.3        Liquidation.  Upon dissolution of the Company for any reason, the Company shall immediately commence to wind up its affairs.  A reasonable period of time shall be allowed for the orderly termination of the Company’s business, discharge of its liabilities, and distribution or liquidation of the remaining assets so as to enable the Company to minimize the normal losses attendant to the liquidation process.

11.3.1     After paying all liabilities of the Company and setting aside a reserve for contingent liabilities determined in their reasonable discretion, the Board of

Managers shall cause all assets of the Company to be distributed to the Members in accordance with Section 5.1(d).

11.4        Deemed Liquidation.

11.4.1     Definition.  Each of the following events shall be considered a “Deemed Liquidity Event” unless, the holders of at least ninety percent (90%) of the then outstanding Convertible Preferred Units elect otherwise by written notice sent to the Company at least ten (10) days prior to the effective date of any such event:

(a)           a merger or consolidation in which

(i)            the Company is a constituent party or

(ii)           a subsidiary of the Company is a constituent party and the Company issues membership interests pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the membership interests of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for membership interests that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the membership interests of (1) the surviving or resulting company or (2) if the surviving or resulting company is a wholly owned subsidiary of another company immediately following such merger or consolidation, the parent company of such surviving or resulting company (provided that, for the purpose of this Subsection 11.4.1, all Common Units issuable upon exercise of Options outstanding immediately prior to such merger or consolidation or upon conversion of Convertible Securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding Common Units are converted or exchanged); or

(b)           the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all or a significant portion of the assets of the Company and its subsidiaries (whether currently in existence or formed in the future or the Company’s interest therein is acquired after the date hereof), taken as a whole (collectively, the “Subsidiaries”)), or the sale or disposition (whether by merger or otherwise) of one or more Subsidiaries of the Company if substantially all or a significant portion of the assets of the Company and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Subsidiary of the Company; or

(c)           the sale, exchange or transfer by the Company’s Members, directly or indirectly, of at least a majority of the voting control, in a single transaction or series of related transactions (for clarity, including any sale, exchange, or Transfer of any securities in or ownership or assets of SK Retail Inc. other than (i) for bona fide estate planning purposes, either during a Founder’s lifetime or after death by will or intestacy, to a Founder, spouse, child (natural or adopted) or any other direct lineal descendant of such Founder (or his spouse) or (ii) transfers into a voting trust, the trustees of which are the Founders, their spouses or designees and the beneficiaries of which are the Founders, their spouses, children or direct lineal descendants).

11.4.2     Effecting a Deemed Liquidity Event.

(a)           The Company shall not have the power to effect a Deemed Liquidity Event referred to in Subsection 11.4.1(a)(i) above unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the Members of the Company shall be allocated among the holders of membership interests of the Company in accordance with Subsection 5.1(d).

(b)           In the event of a Deemed Liquidity Event referred to in Subsection 11.4.1(a)(ii), 11.4.1(b) or 11.4.1(c) above, if the Company does not effect a dissolution of the Company under the Act within 30 days after such Deemed Liquidity Event, then (i) the Company shall send a written notice to each holder of Convertible Preferred Units no later than the 30th day after the Deemed Liquidity Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such Convertible Preferred Units, and (ii) if the holders of at least a majority of the then outstanding Series A Convertible Preferred Units in the case of the Series A Convertible Preferred Units and at least two-thirds of the then outstanding Series B Convertible Preferred Units in the case of the Series B Convertible Preferred Units (as applicable, the “Deemed Liquidation Requesting Holders”), so request in a written instrument delivered to the Company not later than 40 days after such Deemed Liquidity Event, the Company shall use the consideration received by the Company for such Deemed Liquidity Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Managers (including at least a majority of the Series A Managers) together with any other assets of the Company available for distribution to its Members, all to the extent permitted by the Act (the “Available Proceeds”), to the extent legally available therefor, on the 45th day after such Deemed Liquidity Event, to redeem, in the case of a request by at least a majority of the then outstanding Series A Convertible Preferred Units, all outstanding Series A Convertible Preferred Units at a price per Series A Convertible Preferred Unit equal to the sum of the Series A Preference Amount and the Base Preference Return and, in the case of a request by at least two-thirds of the then outstanding Series B Convertible Preferred Units, all outstanding Series B Convertible Preferred Units at a price per Series B Convertible Preferred Unit equal to the Series B Liquidation Amount.  Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding Convertible Preferred Units held by the Deemed Liquidation Requesting Holders, the Company shall, to the extent of such Available Proceeds, (i) first make payments to the holders holding Series A Convertible Preferred Units and/or Series B Convertible Preferred Units ratably based on the Series A Preference Amount and Series B Preference Amount, respectively, and (ii) then make payments ratably to the holders holding Series A Convertible Preferred Units until such holders have received in full the Base Preference Return with respect to the Series A Convertible Preferred Units being redeemed, and shall make any remaining redemption payments outstanding on the Convertible Preferred Units as soon as it may lawfully do so under the Act.  Prior to the distribution or redemption provided for in this Subsection 11.4.2(b), the Company shall not expend or dissipate the consideration received for such Deemed Liquidity Event, except to discharge expenses incurred in connection with such Deemed Liquidity Event, with winding up the Company or in the ordinary course of business (provided the Company is still conducting business).

(c)           Blocker Stock and SK Retail Inc. Stock.  Notwithstanding anything to the contrary, the Investor Blockers shall have the right to cause any Deemed Liquidity Event to be structured as a disposition by the Investor Parents of their Blocker Stock, subject to the same terms and conditions that would apply, and so long as each Investor Blocker’s current assets (other than such entity’s membership interests in the Company) equals or exceeds its liabilities (excluding any deferred Tax liabilities or similar items), each such Investor Parent shall be entitled to receive the same consideration that the corresponding Investor Blocker would have received in respect of such Deemed Liquidity Event.  In the event of a Deemed Liquidity Event that would not result in the purchase of all outstanding shares of Blocker Stock, the Company shall redeem the Convertible Preferred Units and “gross up” the amount of such redemption payment to account for federal and state income taxes thereon.  In the event that, pursuant to any Deemed Liquidity Event, SK Retail Inc. disposes of its interests in the Company in a taxable transaction, any Big S Sting Tax (determined net of any federal tax deduction or benefit in respect of such tax) shall be borne by the Company. In the event that not all of the Units are to be disposed in connection with a Deemed Liquidity Event, the number of shares of Blocker Stock eligible for inclusion in such disposition shall bear the same proportion to the total number of shares of Blocker Stock held by such Investor Parent as the number of Units subject to the disposition and are held by its Investor Blocker bears to the total number of Units held by such Investor Blocker.

11.4.3     Amount Deemed Paid or Distributed.  The amount deemed paid or distributed to the holders of membership interests of the Company upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities paid or distributed to such holders by the Company or the acquiring person, firm or other entity.  The value of such property, rights or securities shall be determined in good faith by the Board of Managers (including at least a majority of the Series A Managers).

11.4.4     Allocation of Escrow or Contingent Payments.  In the case of a Deemed Liquidity Event pursuant to Subsection 11.4.1(a)(i) above, if any portion of the consideration payable to the Members of the Company is placed into escrow and/or is payable to the Members the Company subject to contingencies, the Merger Agreement shall provide that (a) the portion of such consideration that is not placed in escrow and not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of membership interests of the Company in accordance with Subsection 5.1(d) above as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidity Event and (b) any additional consideration which becomes payable to the Members of the Company upon release from escrow or satisfaction of contingencies shall be allocated among the holders of membership interests of the Company in accordance with Subsection 5.1(d) above after taking into account the previous payment of the Initial Consideration as part of the same transaction.

11.5        No Action for Dissolution.  The Members acknowledge that irreparable damage would be done to the goodwill and reputation of the Company if any Member should bring an action in court to dissolve the Company under circumstances where dissolution is not required by Section 11.2.  This Agreement has been drawn carefully to provide fair treatment of all parties and equitable payment in liquidation of the Interests of all Members.  To the fullest extent permitted by law, each Member hereby waives and renounces its right to initiate legal action to seek dissolution or to seek the appointment of a receiver or trustee to liquidate the Company.

11.6        No Further Claim.  Upon dissolution, each Member shall have recourse solely to the assets of the Company for the return of such Member’s capital, and if the Company’s property remaining after payment or discharge of the debts and liabilities of the Company, including debts and liabilities owed to one or more of the Members, is insufficient to return the aggregate Capital Contributions of each Member, such Member shall have no recourse against the Company, the Board of Managers or any other Member.

Section 12.            Incorporation.

12.1        In connection with a Qualified Public Offering, the Board of Managers alone, and in all other circumstances, the Board of Managers with the consent of holders of at least a majority of the Series A Convertible Preferred Units and at least two-thirds of the Series B Convertible Preferred Units, shall have the right to require the Company to (x) be converted into or otherwise reorganized as a corporation or (y) engage in an Up-C Restructuring (in each case, a “Corporate Conversion) “prior to the Qualified Public Offering.  Upon request by the Board of Managers, or the Board of Managers and holders of at least a majority of the Series A Convertible Preferred Units and at least two-thirds of the Series B Convertible Preferred Units, as applicable, each holder of membership interests in the Company shall take all necessary or desirable actions requested by the Board of Managers, or the Board of Managers and the holders of at least a majority of the Series A Convertible Preferred Units and at least two-thirds of the Series B Convertible Preferred Units, as applicable, in connection with the Corporate Conversion including voting for a merger, conversion, recapitalization, reorganization or exchange, waiving any dissenters rights, appraisal rights or similar rights with respect to a reorganization of the Company and complying with the requirements of all laws and regulatory bodies that are applicable or that have jurisdiction over such incorporation; provided that to the extent practicable and subject to the terms of this Agreement, (A) except as set forth in Section 12.3.1, in the case of a Corporate Conversion in the form of an Up-C Restructuring, each holder of Units shall receive the same class of securities of the Company as will be held by the Up-C Parent pursuant to an Up-C Restructuring upon consummation of a Qualified Public Offering; and (B) in the case of any Corporate Conversion other than an Up-C Restructuring, each holder of membership interests shall receive securities in any Corporate Conversion which in the aggregate have the same preferences, rights, and value as the membership interests by such holder of membership interest prior to such Corporate Conversion.  In the event of such Corporate Conversion, any vested Incentive Units shall be exchanged for shares in NewCo (such Incentive

Units exchangeable at a fair market value equal to the value the holder of such Incentive Units would have received upon a Deemed Liquidity Event) and holders of unvested Incentive Units shall receive restricted stock of NewCo subject to vesting and repurchase provisions, in each case subject to the terms of this Agreement and the Plan.

12.2        Upon the Corporate Conversion, the holders of Convertible Preferred Units shall be granted rights to require the resulting entity to register their securities under applicable securities laws on terms at least as favorable to the holders of such Convertible Preferred Units as provided under the Investor Rights Agreement.  The Company shall not, without the prior written consent of the holders of at least a majority of the Convertible Preferred Units, enter into any agreement with any holder or prospective holder of any securities of the Company, other than the Investor Rights Agreement, that would allow such holder or prospective holder (i) to include securities of the Company in any registration statement (except as described in the preceding sentence) or (ii) to make a demand registration.

12.3        Notwithstanding anything contained in this Section 12 to the contrary, the Company and Members covenant and agree:

12.3.1

a)             Upon request by any Investor Blocker, the Company and Members shall cause the Corporate Conversion to be structured (i) in such a manner so as to enable the Investor Parents to receive, in exchange for the outstanding Blocker Stock, directly the number of shares of stock of NewCo that the Investor Blockers would otherwise have been entitled to receive pursuant to this Section 12 following the Corporate Conversion (such number with respect to each Investor Blocker dependent on each such Investor Blocker’s current assets (other than such Investor Blocker’s Units) equaling or exceeding its liabilities (other than liabilities in respect of (x) taxes that are not current liabilities and (y) any current or deferred liabilities relating to any built-in gain with respect to Units held by such Investor Blocker)), (ii) in such a manner as to afford the Investor Parents with the same rights, preferences, privileges and benefits of restrictions that would have been afforded the Investor Blockers under this Agreement following such restructuring and immediately prior to the Corporate Conversion and (iii) in as tax-efficient a manner as is reasonably possible for the Investor Parents (whether by reorganization, contribution, or merger of the Investor Blockers into the Company or NewCo or another entity controlled by the Company or NewCo, through an exchange of Units or otherwise). At the time of such transaction, each participating Investor Parent shall represent to the Company or Newco (or a subsidiary thereof), as applicable, that the Investor Blocker owns no material assets other than membership interests in the

Company or cash or cash equivalents and holds no material liabilities other than those arising out of the Investor Blocker’s interest in the Company.

b)             In connection with any Corporate Conversion that is an Up-C Restructuring, the holder(s) of all of the outstanding equity interests of any Investor Blocker shall have the right to merge such Investor Blocker with and into NewCo or a subsidiary of NewCo, or exchange or contribute all (and not less than all) of the equity interests of such Investor Blocker or undertake other transactions reasonably consistent with this Section 12.3.1 for the same class and series of securities in Newco that are issued to the underwriters in a Qualified Public Offering in an amount equal to the number of NewCo securities such Investor Blocker would otherwise be entitled to receive in the Corporate Conversion, (subject to appropriate adjustment to account for any then existing liabilities of such Investor Blocker of the type that would be required to be reflected or reserved for on, or disclosed in the footnotes to, a balance sheet of such Investor Blocker prepared in accordance with GAAP (other than liabilities in respect of (x) Taxes that are not current liabilities and (y) any current or deferred tax liabilities relating to any built-in gain with respect to Units held by such Investor Blocker)) in excess of assets of the Blocker Corp).  At the time of such transaction, each participating Investor Parent shall represent to the Company or Newco (or a subsidiary thereof), as applicable, that the Investor Blocker owns no material assets other than membership interests in the Company or cash or cash equivalents and holds no material liabilities other than those arising out of the Investor Blocker’s interest in the Company.  The Board of Managers shall determine in its reasonable discretion the structure of any such transaction.

c)              In the event that any Investor Blocker bears any income tax in connection with any Corporate Conversion, the Company will indemnify and hold harmless any such Investor Blocker (including, if necessary, by “grossing up” the amount of any such indemnification payment to account for federal, state and local income taxes thereon and on any gross up) for any federal or state and local corporate income tax liability incurred by such Investor Blocker; provided, however, that the Company shall have no obligation to so indemnify and hold harmless any such Investor Blocker unless such Investor Blocker and Investor Parent shall cooperate with the Company to effect any such Corporate Conversion and shall execute and deliver all documents, make all exchanges, and take all other actions (including voting for, consenting to and raising no objections against the Corporate Conversion), if any, as are reasonably requested by the Board of Managers; provided further that the Company shall have no obligation to so indemnify and hold harmless any such Investor Blocker in the event the Company offers such Investor Blocker the opportunity to participate in a transaction that is tax-free for U.S. federal, state and local purposes and meets the requirements of this Section 12.3.1 but such Investor Blocker declines or is, as a result of some action of Investor Blocker and through no fault of the Company, otherwise unable to participate in or benefit from such transaction.

12.3.2     Upon request by the Founders, the Company and Members shall cause the Corporate Conversion to be structured (i) in such a manner so as to enable the Founders to receive, in exchange for the proportional amount of shares of SK Retail Inc., directly the number of shares of stock of NewCo that SK Retail Inc. would otherwise have been entitled to received pursuant to this Section 12 following the Corporate Conversion (such number dependent on SK Retail Inc.’s current assets (other than its membership interests in the Company) equaling or exceeding its liabilities (excluding any deferred Tax liability or similar items)), (ii) in such a manner so as to afford the Founders with the same rights, preferences, privileges and benefits of restrictions that would have been afforded SK Retail Inc. under this Agreement following such restructuring and immediately prior to the Corporate Conversion and (iii) in as tax-efficient a manner as is reasonably practicable for the Members, as well as SK Retail Inc. (whether by reorganization, merger of SK Retail Inc. into the Company or NewCo, an exchange of Units or otherwise).

12.4        Any such Corporate Conversion shall be structured, to the extent reasonably achievable, to maximize the ability of the Members to aggregate (or “tack”) the period during which they hold their Units together with the period during with they hold shares of capital stock of NewCo for purposes of the United States securities laws, including Rule 144 under the Securities Act.

Section 13.            Indemnification.

13.1        General.  To the fullest extent permitted by law, the Company shall indemnify, defend and hold harmless each member of the Board of Managers in such member’s capacity as such, each Member (including in the Tax Matters Member) in such Member’s capacity as such, each such Person’s officers, directors, partners, members, shareholders, employees, accountants, counsel and agents, and the officers of the Company (all indemnified persons being referred to as “Indemnified Persons” for purposes of this Section 13), from any liability, loss or damage incurred by the Indemnified Person by reason of any act performed or omitted to be performed by the Indemnified Person in connection with the business of the Company and from liabilities or obligations of the Company imposed on such Person by virtue of such Person’s position with the Company, including reasonable attorneys’ fees and costs and any amounts expended in the settlement of any such claims of liability, loss or damage, provided, however, that the Board of Managers (including at least a majority of the Series A Managers) determines, in its sole discretion, that the Indemnified Person (i) acted in good faith and in a manner the Indemnified Person reasonably believed to be in or not opposed to the best interests of the Company, and (ii) had no reasonable cause to believe that his or her or its conduct was unlawful or that it constituted fraud or willful misconduct or wrongdoing; and further provided that indemnification under this Section 13.1 shall be recoverable only from the assets of the Company and not from any assets of the Members.  Until such time as the Board of Managers (including at least a majority of the Series A Managers) determines, in its sole discretion, either that an Indemnified Person failed to act in good faith and in a manner the Indemnified Person reasonably believed to be in or not opposed to the best interests of the Company, or that the Indemnified Person had no reasonable cause to believe that his or her or its conduct was unlawful or that it constituted fraud or willful misconduct or wrongdoing, the Company shall advance or reimburse the Indemnified Person’s reasonable attorneys’ fees, provided that such Indemnified Person executes an undertaking, with appropriate security if requested by the Board of Managers (including at least a majority of the Series A Managers), to repay the amount so paid or reimbursed in the event that:  (i) the Board of Managers (including at least a majority of the Series A Managers), in its sole discretion, determines that the Indemnified Person failed to act in good faith and in a manner the Indemnified Person reasonably believed to be in or not opposed to the best interests of the Company, or that the Indemnified Person had no reasonable cause to believe that his or her or its conduct was unlawful or that it constituted fraud or willful misconduct or wrongdoing; or (ii) there is a final, non-appealable determination by a court of competent jurisdiction that the Indemnified Person violated the law, engaged in fraud, committed a crime, or otherwise engaged in willful misconduct or wrongdoing.  The Company may pay for insurance covering liability of the Indemnified Persons for negligence in operation of the Company’s affairs.

13.2        Exculpation.  No Indemnified Person shall be liable, in damages or otherwise, to the Company or to any Member for any loss that arises out of any act performed or omitted to be performed by it, him or her pursuant to the authority granted by this Agreement if the Board of Managers (including at least a majority of the Series A Managers) determines, in its sole discretion, that the Indemnified Person (i) acted in good faith and in a manner the Indemnified Person reasonably believed to be in or not opposed to the best interests of the Company, and (ii) had no reasonable cause to believe that his or her or its conduct was unlawful or that it constituted fraud or willful misconduct or wrongdoing.

13.3        Persons Entitled to Indemnity.  Any Person who is within the definition of “Indemnified Person” at the time of any action or inaction in connection with the business of the Company shall be entitled to the benefits of this Article 13 as an “Indemnified Person” with respect thereto, regardless of whether such Person continues to be within the definition of “Indemnified Person” at the time of such Indemnified Person’s claim for indemnification or exculpation hereunder.

13.4        Procedure Agreements.  The Company may enter into an agreement with any of its officers or the Board members, setting forth procedures consistent with applicable law for implementing the indemnities provided in this Article 13.

13.5        Duties of Board of Managers.  Without limiting applicability of any other provision of this Agreement, including without limitation the other provisions of this Article 13, which shall control notwithstanding anything to the contrary in this Section 13.5, the following provisions shall be applicable to the Board of Managers and the members thereof in their capacity as members of the Board of Managers:

(a)           The Board of Managers and the members thereof and the decisions of the Board of Managers shall have the benefit of the business judgment rule to the same extent as the Board of Managers, such members and such decisions would have the benefit of such rule if the Board of Managers were a board of directors of a Delaware corporation.

(b)           The members of the Board of Managers shall have the same duties of care and loyalty as such Persons would have if such Persons were directors of a Delaware corporation but in no event shall any member of the Board of Managers be liable for any action or inaction for which exculpation is provided under Section 13.2.

13.6        Interested Transactions.  To the fullest extent permitted by law, no member of the Board of Managers shall be deemed to have breached his or her duty of loyalty to the Company or the Members (and such member of the Board of Managers shall not be liable to the Company or to the Members for breach of any duty of loyalty or analogous duty) with respect to any action or inaction in connection with or relating to any transaction that was approved in accordance with Section 13 of Exhibit 7.1.

13.7        Business Opportunities.  To the fullest extent permitted by law, the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any member of the Board of Managers who is not an officer or employee of the Company and/or its Subsidiaries.  The Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to any member of the Board of Managers who is not an officer or employee of the Company and/or its Subsidiaries.  No member of the Board of Managers who is not an officer or employee of the Company and/or its Subsidiaries and who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Company shall have any duty to communicate or offer such opportunity to the Company, and such member of the Board of Managers shall not be liable to the Company or to the Members for breach of any fiduciary or other duty by reason of the fact that such member of the Board of Managers pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Company.  No amendment or repeal of this Section 13.7 shall apply to or have any effect on the liability or alleged liability of any member of the Board of Managers who is not an officer or employee of the Company and/or its Subsidiaries for or with respect to any opportunities of which any such member of the Board of Managers becomes aware prior to such amendment or repeal.

13.8        Fiduciary and Other Duties.

13.8.1     An Indemnified Person acting under this Agreement shall not be liable to the Company or to any other Indemnified Person for its, his or her good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent that they restrict the duties (including fiduciary duties) and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

13.8.2     Notwithstanding any other provision of this Agreement or otherwise applicable law, whenever in this Agreement an Indemnified Person is permitted or required to make a decision (a) in its, his or her discretion or under a grant of similar authority, the Indemnified Person shall be entitled to consider only such interests and factors as such Indemnified Person desires, including its, his or her own interests, and shall, to the fullest extent permitted by applicable law, have no duty or obligation to give any consideration to any interest of or factors affecting the Company or any other Person, or (b) in its, his or her good faith or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standards.

Section 14.            Amendments to Agreement.

14.1        Amendments.  Subject to Section 6.6 above, this Agreement may be modified or amended with the prior written consent of (w) the Board of Managers, (x) the affirmative vote of the holders of at least a majority of the outstanding Series A Convertible Preferred Units, (y) the affirmative vote of the holders of at least two-thirds of the outstanding Series B Convertible Preferred Units and (z) the holders of at least a majority of the then outstanding Common Units and Incentive Units, voting together as a class.  Any of the rights, powers, preferences and other terms of the Series A Convertible Preferred Units or Series B Convertible Preferred Units set forth herein may be waived on behalf of all holders of Series A Convertible Preferred Units or Series B Convertible Preferred Units, as applicable, by the affirmative written consent or vote of the holders of at least a majority of the Series A Convertible Preferred Units or at least two-thirds of the Series B Convertible Preferred Units, as applicable, then outstanding and any rights specific to the Investor Blockers may be waived on behalf of the Investor Blockers by the affirmative written consent or vote of the Investor Blockers holding, directly or indirectly, ninety percent (90%) of the Convertible Preferred Units then held directly or indirectly by Investor Blockers.  Any of the rights, powers, preferences and other terms of the Common Units and Incentive Units set forth herein may be waived on behalf of all holders of Common Units and Incentive Units by the affirmative written consent or vote of the holders of fifty percent (50%) of the Common Units and Incentive Units then outstanding, consenting or voting together as a class.  Notwithstanding the foregoing, (a) this Agreement may not be modified or amendment, and the rights, powers, preferences and other terms set forth herein may not be waived, with respect to any Investors without the consent of such Investor unless such modification, amendment or waiver applies to all Investors of such class or series in the same fashion, and (b) Exhibit A hereto may be amended by the Company from time to time to update information about Members of the Company in accordance with this Agreement. Each of the undersigned Members, representing the holders of (i) at least ninety percent (90%) of the outstanding Series A Convertible Preferred Units, and (ii) at least a majority of the outstanding Common Units and Incentive Units (voting together as a class), hereby agrees to and approves (1) the amendment and restatement of the Prior Agreement in the form of this Agreement and (2) the creation, authorization for issuance and issuance of 5,995,133 Series B Convertible Preferred Units pursuant to the Series B Purchase Agreement.

14.2        Corresponding Amendment of Certificate.  The Board of Managers shall cause to be prepared and filed any amendment to the Certificate that may be required to be filed under the Act as a consequence of any amendment to this Agreement.

14.3        Binding Effect.  Any modification or amendment to this Agreement pursuant to this Section 14 shall be binding on all Members.

Section 15.            General.

15.1        Incorporation of Transaction Documents.  The Investor Rights Agreement, the Right of First Refusal and Co-Sale Agreement and the Voting Agreement are being entered into simultaneously with this Agreement and the terms of the Investor Rights Agreement, the Right of First Refusal and Co-Sale Agreement and the Voting Agreement are hereby incorporated by reference into this Agreement in their entirety.

15.2        Successors; Delaware Law; Etc.  This Agreement:  (a) shall be binding upon the executors, administrators, estates, heirs and legal successors of the Members, (b) shall be governed by and construed in accordance with the laws of the State of Delaware, (c) may be executed in more than one counterpart, all of which together shall constitute one agreement and (d) contains the entire contract among the Members as to the subject matter hereof.  The waiver of any of the provisions, terms or conditions contained in this Agreement shall not be considered as a waiver of any of the other provisions, terms or conditions hereof.

15.3        Notices, Etc.  All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or receipt (which may be evidenced by a return receipt if sent by registered mail or by signature if delivered by courier or delivery service), addressed (a) if to any Member, at the address of such Member set forth in the records of the Company or at such other address as such Member shall have furnished to the Company in writing as the address to which notices are to be sent hereunder and (b) if to the Company or to the Board of Managers to it at:  WAYFAIR LLC (f/k/a CSN STORES LLC), Suite 6000, 177 Huntington Avenue, Boston, MA 02115 with a copy, which shall not constitute notice, to: Latham & Watkins LLP, 1000 Winter Street, Suite 3700, Waltham, Massachusetts 02451, Attention: John H. Chory, Esq., Tel: (617) 948-6032, Fax: (617) 948-6001.

15.4        Execution of Documents.  From time to time after the date of this Agreement, upon the request of the Board of Managers (including at least a majority of the Series A Managers), each Member shall perform, or cause to be performed, all such additional acts, and shall execute and deliver, or cause to be executed and delivered, all such additional instruments and documents, as may be required to effectuate the purposes of this Agreement.  Each Member, including each new and substituted Member, other than the Series B Convertible Preferred Members, by the execution of this Agreement or by agreeing in writing to be bound by this Agreement, to the fullest extent permitted by law, irrevocably constitutes and appoints the Board of Managers (including at least a majority of the Series A Managers) or any Person designated by the Board of Managers (including at least a majority of the Series A Managers) to act on such Member’s behalf for purposes of this Section 15.4 as such Member’s true and lawful attorney-in-fact with full power and authority in such Member’s name and stead to execute, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out this Agreement, including:

(a)           all certificates and other instruments (specifically including counterparts of this Agreement), and any amendment thereof, that the Board of Managers (including at least a majority of the Series A Managers) deems appropriate to qualify or to continue the Company as a limited liability company in any jurisdiction in which the Company may conduct business or in which such qualification or continuation is, in the opinion of the Board of Managers (including at least a majority of the Series A Managers), necessary to protect the limited liability of the Members;

(b)           all amendments to this Agreement adopted in accordance with the terms hereof and all instruments that the Board of Managers (including at least a majority of the Series A Managers) deems appropriate to reflect a change or modification of the Company in accordance with the terms of this Agreement; and

(c)           all conveyances and other instruments that the Board of Managers (including at least a majority of the Series A Managers) deems appropriate to reflect the dissolution of the Company.

The appointment by each Manager or any Person designated by the Board of Managers (including at least a majority of the Series A Managers) to act on its behalf for purposes of this Section 15.4 as such Member’s attorney-in-fact shall to the fullest extent permitted by law be deemed to be a power coupled with an interest, in recognition of the fact that each of the Members under this Agreement will be relying upon the power of the Board of Managers to act as contemplated by this Agreement in any filing and other action by him, her or it on behalf of the Company, and shall to the fullest extent permitted by law survive the bankruptcy, dissolution, death, adjudication of incompetence or insanity of any Member giving such power and the transfer or assignment of all or any part of such Member’s Interests; provided, however, that in the event of a Transfer by a Member of all of its Interest, the power of attorney given by the transferor shall survive such assignment only until such time as the transferee shall have been admitted to the Company as a substituted Member and all required documents and instruments shall have been duly executed, filed, and recorded to effect such substitution.

15.5        Consent to Jurisdiction.  Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the state and federal courts located in the State of Delaware.  Each of the parties hereby by execution hereof (i) hereby irrevocably submits to the jurisdiction of the state and federal courts located in the State of Delaware for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that he or it is not subject personally to the jurisdiction of the above-named court, that he or it is immune from extraterritorial injunctive relief or other injunctive relief, that his or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named court should be dismissed on the grounds of forum non conveniens, should be transferred to any court other than one of the above-named court, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named court, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named court.  To the fullest extent permitted by law, each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of Delaware, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 15.3 hereof is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 15.3 hereof does not constitute good and sufficient service of process.  The provisions of this Section 15.5 shall not restrict the ability of any party to enforce in any court any judgment obtained in the state or federal courts located in the State of Delaware.

15.6        Waiver of Jury Trial.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WANED, THE COMPANY AND EACH MEMBER HEREBY WAIVES, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE.

15.7        Severability.  If any provision of this Agreement is determined by a court to be invalid or unenforceable, that determination shall not affect the other provisions hereof, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein.  Such invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

15.8        Table of Contents, Headings.  The table of contents and headings used in this Agreement are used for administrative convenience only and do not constitute substantive matter to be considered in construing this Agreement.

15.9        No Third Party Rights.  The provisions of this Agreement are for the benefit of the Company, the Board of Managers and the Members and the Investor Parents and no other Person, including creditors of the Company, shall have any right or claim against the Company, the Board of Managers or any Member by reason of this Agreement or any provision hereof or be entitled to enforce any provision of this Agreement.

15.10      Equity Interests in the Company.  Each Member acknowledges and agrees that Exhibit A reflects all Interests that such Member holds or has any rights to as of the date of this Agreement, and that each such Member has no rights or claims to any other equity interest of the Company (including pursuant to any offer letter or employment agreement with the Company) other than as listed on Exhibit A.

15.11      Transfers.  In no event may any transfer or assignment of a membership interest of the Company by any Member be made (i) to any person or entity who lacks the legal right, power or capacity to own a membership interest of the Company; (ii) in violation of applicable law; (iii) except with the consent of the Board of Managers, which may be given or withheld in its sole and absolute discretion, of any component portion of a membership interest of the Company, such as the Capital Account, or rights to distributions, separate and apart from all other components of a membership interest; (iv) except with the consent of the Board of Managers, which may be given or withheld in its sole and absolute discretion, if in the opinion of legal counsel to the Company such transfer could cause a termination of the Company for federal or state income tax purposes; (v) if in the opinion of counsel to the Company such transfer could cause the Company to cease to be classified as a partnership for federal income tax purposes; (vi) if such transfer could, in the opinion of counsel to the Company, cause the Company to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in Section 3(14) of ERISA) or a “disqualified person” (as defined in Section 4975(c) of the Code); (vii) if such transfer could, in the opinion of counsel to the Company, cause any portion of the assets of the Company to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (viii) if such transfer requires the registration of such membership interest pursuant to any applicable federal or state securities laws; (ix) except with the consent of the Board of Managers, which may be given or withheld in its sole and absolute discretion, if such transfer (1) could be treated as effectuated through an “established securities market” or a “secondary market” (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code, (2) could cause the Company to become a “publicly traded partnership,” as such term is defined in Sections 469(k)(2) or 7704(b) of the Code, or (3) could cause the Company to fail one or more of the “safe harbors” set forth in Treasury Regulations Section 1.7704-1 (or such other guidance subsequently published by the Internal Revenue Service setting forth safe harbors under which interests will not be treated as “readily tradable on a secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code); (x) if such transfer subjects the Company to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended; or (xi) if such transfer is made to a lender to the Company or any Person who is related (within the meaning of Section 1.752-4(b) of the Treasury Regulations) to any lender to the Company whose loan constitutes a “nonrecourse liability” (as such term is defined in Treasury Regulations Section 1.752-1(a)(2), except with the consent of the Board of Managers, which may be given or withheld in its sole and absolute discretion. Any Transfer of membership interests of the Company in contravention of this Agreement shall be void ab initio and of no force or effect, and shall not bind nor be recognized by the Company.  Any transferee of Units from an Investor that wishes to hold its Units indirectly through a C-corporation shall have, with respect to its interests in the C-corporation, all of the rights under this Agreement of an Investor Parent with respect to Blocker Stock.

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IN WITNESS WHEREOF, the undersigned have executed or cause to be executed on their behalf the Agreement as of the Effective Date.

WAYFAIR LLC (F/K/A CSN STORES LLC)

By:	/s/ Niraj Shah
Name:	Niraj Shah
Its:	CEO

MANAGERS:

/s/ Neeraj Agrawal
Neeraj Agrawal

/s/ Julie Bradley
Julie Bradley

/s/ Steven Conine
Steven Conine

/s/ Alex Finkelstein
Alex Finkelstein

/s/ Michael Kumin
Michael Kumin

/s/ Ian Lane
Ian Lane

/s/ Niraj Shah
Niraj Shah

[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS:

/s/ Niraj Shah
Niraj Shah

/s/ Steven Conine
Steven K. Conine

SK RETAIL, INC.

By:	/s/ Niraj Shah
Name:	Niraj Shah
Its:	CEO

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

BATTERY VENTURES IX (AIV I), L.P.

By: Battery Partners IX (AIV I), LLC, its general partner

By:	/s/ Jesse Feldman
Name:	Jesse Feldman
Title:	Managing Member

BATTERY INVESTMENT PARTNERS IX, LLC

By:	Battery Partners IX, LLC
Its:	Managing Member

By:	/s/ Jesse Feldman
Name:	Jesse Feldman
Title:	Managing Member

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

CSN GREAT HILL, INC.

By:	/s/ Michael Kumin
Name:
Title:

GREAT HILL INVESTORS, LLC

By:	/s/ Michael Kumin
Name:
Title:

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

OTC WF HOLDINGS LLC
By: Fidelity Securities Fund: Fidelity OTC Portfolio, its sole member

/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

MIDCAP WF HOLDINGS LLC
By: Fidelity Commonwealth Trust: Fidelity Mid-Cap Stock Fund, its sole member

/s/ Stacie M Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

MILM WF HOLDINGS LLC
By: Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund, its sole member

/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

PRTN WF HOLDINGS LLC
By: Fidelity Puritan Trust: Fidelity Puritan Fund, its sole member

/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

HARBOURVEST CSN LLC

By:	HarbourVest Partners, LLC
Its:	Manager

By:	/s/ Robert Wadsworth
Name: Robert M. Wadsworth
Title: Managing Director

HARBOURVEST/NYSTRS CO-INVEST FUND L.P.

By:	HIPEP VI Select Associates L.P.
as its general partner
By:	HIPEP VI Select Associates LLC
as its general partner
By:	HarbourVest Partners, LLC
as its Managing Member

By:	/s/ Robert Wadsworth
Name: Robert M. Wadsworth
Title: Managing Director

[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

ICONIQ-WF B FUND BLOCKER, INC.

By:	/s/ Kevin Foster
Name:
Title:

ICONIQ STRATEGIC PARTNERS, L.P.
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners GP, L.P.,
a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners TT GP, Ltd.,
a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster
Name:
Title:

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

MSIF-SCGP-WH LLC

By: Morgan Stanley Institutional Fund, Inc. — Small Company Growth Portfolio
Its Sole Member

By: Morgan Stanley Investment Management Inc.
Its Investment Manager

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

MSIMSCGT — WH LLC

By: Morgan Stanley Investment Management Small Company Growth Trust
Its Sole Member

By: State Street Bank and Trust Company
Solely in its capacity as Trustee

By:	/s/ Keith G. Maloney
Name:	Keith G. Maloney
Title:	Vice President

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

SPARK CAPITAL III (AIV I), L.P.

By: Spark Management Partners III (AIV I), LLC

By:	/s/ Alex Finkelstein
Name:
Title:

SPARK CAPITAL FOUNDERS’ FUND III, LP

By:	/s/ Alex Finkelstein
Name:
Title:

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

WF NHF I, LLC
By: T. Rowe Price New Horizons Fund, Inc., its Manager

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

WF NHT I, LLC
By: T. Rowe Price New Horizons Trust, its Manager
By: T. Rowe Price Trust Company, Trustee of T. Rowe Price New Horizons Trust

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

WF USET I, LLC
By: T. Rowe Price U.S. Equities Trust, its Manager
By: T. Rowe Price Trust Company, Trustee of T. Rowe Price U.S. Equities Trust

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

VIKING GLOBAL WR-A INVESTMENT LLC

/s/ Eric Komitee
By: Viking Global WR-A Investment LLC
Represented by: Eric Komitee
Title: Authorized Signatory

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

BAY POND BMD CAYB II, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

BAY POND PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ITHAN CREEK INVESTORS CAYB, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[Signature Page to Limited Liability Company Operating Agreement]

J. CAIRD REAL ESTATE INVESTMENTS, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

J. CAIRD PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

QUISSETT BMD CAYB, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

QUISSETT PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[Signature Page to Limited Liability Company Operating Agreement]

WOLF CREEK REAL ESTATE INVESTMENTS, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

WOLF CREEK PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

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[Signature Page to Limited Liability Company Operating Agreement]

MEMBERS (Continued):

/s/ Julie Bradley
Julie Bradley

[Signature Page to Limited Liability Company Operating Agreement]

Exhibit 6.5

MEETINGS OF MEMBERS, ETC.

Section 1.                                           Annual Meeting.  There shall be an annual meeting of the Members which shall be (a) held at the Company’s offices in Massachusetts on the second Thursday in May in each year, unless that day be a legal holiday at the place where the meeting is to be held, in which case the meeting shall be held at the same hour on the next succeeding day not a legal holiday, or (b) at such other place, date and time as shall be designated from time to time by the Board of Managers, at which they shall elect a Board of Managers and transact such other business as may be required by law or this Agreement or as may properly come before the meeting.

Section 2.                                           Special Meetings.  A special meeting of the Members may be called at any time by the Chairman of the Board, if any, the President or any two members of the Board of Managers.  A special meeting of the Members shall be called by the Secretary, or in the case of the death, absence, incapacity or refusal of the Secretary, by an Assistant Secretary or some other officer, upon application of at least a majority of the Board of Managers.  Any such application shall state the purpose or purposes of the proposed meeting.  Any such call shall state the place, date, hour and purposes of the meeting.

Section 3.                                           Place of Meeting.  All meetings of the Members for the election of a Board of Managers or for any other purpose shall be held at such place within or without the State of Delaware as may be determined from time to time by the Chairman of the Board of Managers, if any, the President or the Board of Managers.  Any adjourned session of any meeting of the Members shall be held at the place designated in the vote of adjournment.

Section 4.                                           Notice of Meetings.  Except as otherwise provided by law, a written notice of each meeting of the Members stating the place, day and hour thereof and, in the case of a special meeting, the purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the meeting, to each Member entitled to vote thereat, and to each Member who, by law or by this Agreement, is entitled to notice, by leaving such notice with such Member or at such Member’s residence or usual place of business, or by depositing it in the United States mail, postage prepaid, and addressed to such Member at such Member’s address as it appears in the records of the Company.  Such notice shall be given by the Secretary, or by an officer or person designated by the Board of Managers, or in the case of a special meeting by the officer calling the meeting.  As to any adjourned session of any meeting of the Members, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment was taken, except that if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is set for the adjourned session, notice of any such adjourned session of the meeting shall be given in the manner heretofore described.  No notice of any meeting of the Members or any adjourned session thereof need be given to a Member if a written waiver of notice, executed before or after the meeting or such adjourned session by such Member, is filed with the records of the meeting or if such Member attends such meeting without objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any meeting of the Members or any adjourned session thereof need be specified in any written waiver of notice.

Section 5.                                           Quorum of Members.  At any meeting of the Members a quorum as to any matter shall consist of at least a majority of the votes entitled to be cast on the matter, except where a larger quorum is required by law or by this Agreement.  Any meeting may be adjourned from time to time by at least a majority of the votes properly cast upon the question, whether or not a quorum is present.  If a quorum is present at an original meeting, a quorum need not be present at an adjourned session of that meeting.

Section 6.                                           Action by Vote.  Each Member shall be entitled to one vote for each Unit held by such Member on all matters on which Members are entitled to vote at a meeting of Members or otherwise when a quorum is present at any meeting, a plurality of the votes properly cast for election to any office shall elect to such office and at least a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law or by this Agreement.  No ballot shall be required for any election unless requested by a Member present or represented at the meeting and entitled to vote in the election.

Section 7.                                           Action without Meetings.  Any action required or permitted to be taken by Members for or in connection with any action of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Units having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Units entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office in Delaware by hand or certified or registered mail, return receipt requested, to its principal place of business or to an officer or agent of the Company having custody of the book in which proceedings of meetings of Members are recorded.  Each such written consent shall bear the date of signature of each Member who signs the consent.  No written consent shall be effective to take the action referred to therein unless written consents signed by a number of Members sufficient to take such action are delivered to the Company in the manner specified in this paragraph within sixty (60) days of the earliest dated consent so delivered.

If action is taken by consent of Members and in accordance with the foregoing, there shall be filed with the records of the meetings of Members the writing or writings comprising such consent.

If action is taken by less than unanimous consent of Members, prompt notice of the taking of such action without a meeting shall be given to those who have not consented in writing and a certificate signed and attested to by the Secretary that such notice was given shall be filed with the records of the meetings of Members.

Section 8.                                           Proxy Representation.  Every Member may authorize another person or persons to act for such Member by proxy in all matters in which a Member is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting.  Every proxy must be signed by the

Member or by such Member’s attorney-in-fact.  No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A proxy may be made irrevocable where the interest with which it is coupled is an interest in the Interest of such Member.  The authorization of a proxy may but need not be limited to specified action; provided, however, that if a proxy limits its authorization to a meeting or meetings of Members, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof.

Section 9.                                           Resolution of Issues.  To the extent that any dispute shall arise with respect thereto, the Board of Managers shall be entitled to decide all issues such as the existence of a quorum, the validity of proxies, the number of votes, the Members entitled to vote or consent and other similar procedural questions that are raised at any meeting of Members.

Exhibit 7.1

BOARD OF MANAGERS

Section 1.                                           Number; Appointment.  The number of Persons constituting the Board of Managers (the “Board” and such Persons, the “Board Members” or the “Managers”) shall be as set forth in this Section 1, and the Board of Managers shall be elected by the Members either at the Annual Meeting of Members or at a special meeting called for such purposes, subject to the other terms of this Section 1.  The holders of record of the Series A Convertible Preferred Units, exclusively and as a separate class, shall be entitled to elect four Managers of the Company (the “Series A Managers”).  The holders of record of the Common Units, exclusively and as a separate class, shall be entitled to elect two Managers of the Company (the “Common Managers”).  Any Manager elected as provided in the preceding two sentences may be removed without cause by, and only by, the affirmative vote of the holders of the shares of the class or series of Units entitled to elect such director or directors, given either at a special meeting of such Members duly called for that purpose or pursuant to a written consent of Members.  If the holders of Series A Convertible Preferred Units or Common Units, as the case may be, fail to elect a sufficient number of Managers to fill all Board seats for which they are entitled to elect Managers, voting exclusively and as a separate class, pursuant to the first sentence of this Section 1, then any Board seat not so filled shall remain vacant until such time as the holders of the Series A Convertible Preferred Units or Common Units, as the case may be, elect a person to fill such Board seat by vote or written consent in lieu of a meeting; and no such Board seat may be filled by Members of the Company other than by the Members of the Company that are entitled to elect a person to fill such Board seat, voting exclusively and as a separate class.  Subject to Section 6.7 of the Agreement, the holders of record of the Common Units and of any other class or series of voting stock (including the Convertible Preferred Units), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of Managers of the Company (the “Independent Managers”).  At any meeting held for the purpose of electing a Manager, the presence in person or by proxy of the holders of at least a majority of the outstanding Units of the class or series entitled to elect such Manager shall constitute a quorum for the purpose of electing such Manager.  A vacancy in any Board seat filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining Manager or Managers elected by the holders of such class or series pursuant to this Section 1.

Section 2.                                           Removal.  No Board Member may be removed from office other than in accordance with the terms of Section 1 and the Voting Agreement.  Any vacancies created by the resignation, removal or death of a director shall be filled pursuant to the provisions of Section 1 and the Voting Agreement.

Section 3.                                           Tenure.  Except as otherwise provided by law or by this Agreement, each Board Member shall hold office until the next annual meeting and until such Board Member’s successor is elected and qualified, or until such Board Member sooner dies, resigns, is removed or becomes disqualified.

Section 4.                                           Regular Meetings.  Regular meetings of the Board of Managers may be held without call or notice at such places within or without the State of Delaware and at such times as the Board of Managers may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent Board Members.  A regular meeting of the Board of Managers may be held without call or notice immediately after and at the same place as the annual meeting of Members.

Section 5.                                           Special Meetings.  Special meetings of the Board of Managers may be held at any time and at any place within or without the State of Delaware designated in the notice of the meeting, when called by the Chair of the Board of Managers, the President, or by any two Board Members, reasonable notice thereof being given to each Board Member by the Secretary or by the Chair of the Board, if any, the President or any one of the Board Members calling the meeting.

Section 6.                                           Notice.  It shall be reasonable and sufficient notice to a Board Members to send notice by overnight delivery at least 48 hours or by facsimile at least 24 hours before the meeting addressed to such Board Member at such Board Member’s usual or last known business or residence address or to give notice to such Board Member in person or by telephone at least 24 hours before the meeting.  Notice of a meeting need not be given to any Board Member if a written waiver of notice, executed by such Board Member before or after the meeting, is filed with the records of the meeting, or to any Board Member who attends the meeting without protesting prior thereto or at its commencement the lack of notice to such Board Member.  Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

Section 7.                                           Quorum.  Except as may be otherwise provided by law, at any meeting of the Board of Managers at least a majority of the Board Members then in office shall constitute a quorum, provided that at least one Series A Manager and one Common Manager is present at the meeting.  Any meeting may be adjourned from time to time by at least a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

Section 8.                                           Action by Vote.  Except as may be otherwise provided by law, this Agreement or the Transaction Documents, when a quorum is present at any meeting the vote of at least a majority of the Board Members present shall be the act of the Board of Managers.  On any matter presented to the Board Members for their action or consideration at any meeting of the Board (or by written consent of Board Members in lieu of meeting), (a) each of the Series A Managers and Independent Managers shall be entitled to cast one vote, and (b) each of the Common Managers shall be entitled to cast (X) three votes for so long as there are a total of seven or fewer Board Members duly elected, (Y) three and one-half votes for so long as there are a total of eight Board Members duly elected, and (Z) four votes for so long as there are a total of nine Board Members duly elected, provided that during any period when a Common Manager is not a full-time employee of the Company or any of its wholly-owned Subsidiaries, the number of votes that such Common Manager shall be entitled to cast shall be reduced by one vote.

Section 9.                                           Action Without a Meeting.  Any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all the Board Members consent thereto in writing and such writing or writings are filed with the records of the meetings of the Board of Managers.  Such consent shall be treated for all purposes as the act of the Board of Managers.

Section 10.                                    Participation in Meetings by Conference Telephone.  Board Members may participate in a meeting of the Board of Managers by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other or by any other means permitted by law.  Such participation shall constitute presence in person at such meeting.

Section 11.                                    Compensation.  In the discretion of the Board of Managers, each Board Member (other than employees of the Company) may be reimbursed for such Board Member’s reasonable expenses incurred in the performance of such Board Member’s duties in accordance with the Investor Rights Agreement. Nothing contained in this Section shall be construed to preclude any Board Member from serving the Company in any other capacity and receiving reasonable compensation therefor.

Section 12.                                    Resignation.  Any Board Member or officer may resign at any time by delivering such Board Member’s resignation in writing to the Chair of the Board of Managers, the President or the Secretary or to a meeting of the Board of Managers.  Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in either case the necessity of its being accepted unless the resignation shall so state.

Section 13.                                    Interested Transactions.

13.1                        No contract or transaction between the Company and one or more of the Board Members or officers, or between the Company and any other entity in which one or more of the Board Members or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Board Member or officer is present at or participates in the meeting of the Board of Managers or committee which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if:

(a)                                 The material facts as to such Board Member’s relationship or interest in and as to the contract or transaction are disclosed or are known to the Board of Managers or the committee, and the Board of Managers or committee in good faith authorizes the contract or transaction by the affirmative votes of at least a majority of the disinterested Board Members, even though the disinterested Board Members constitute less than a quorum; or

(b)                                 The material facts as to his, her or their relationship or interest in and as to the contract or transaction are disclosed or are known to the Members entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the Board Members; or

(c)                                  The contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified by the Board of Managers, the committee or the Members.

13.2                        Common or interested Board Members may be counted in determining the presence of a quorum at a meeting of the Board of Managers or of a committee which authorizes the contract or transaction.

Section 14.                                    Committees.  Subject to the terms of the Voting Agreement, the Board of Managers may, by vote of at least a majority of the whole board, (a) designate, change the membership of or terminate the existence of any committee or committees, and (b) determine the extent to which each such committee shall have and may exercise the powers of the Board of Managers in the management of the business and affairs of the Company, excepting, however, such powers which by law or by this Agreement they are prohibited from so delegating.  In the absence or disqualification of any member of such committee and his or her alternate, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Managers to act at the meeting in the place of any such absent or disqualified member.  Except as the Board of Managers may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the board or such rules, its business shall be conducted as nearly as may be in the same manner as is provided by this Agreement for the conduct of business by the Board of Managers.  Each committee shall keep regular minutes of its meetings and report the same to the Board of Managers upon request.

Section 15.                                    Termination.  Section 1 and Section 2 of this Exhibit 7.1 shall terminate upon the earliest to occur of (a) the consummation of a Qualified Public Offering of the Company’s Common Units (or common stock in the event of a Corporate Conversion) or (b) the consummation of a Deemed Liquidity Event (i) described in clause (a) of Section 11.4.1 or (ii) described in clause (b) of Section 11.4.1 but only, with respect to any Investor or Investor Parent, once the proceeds of such Deemed Liquidity Event have been received by the Company and fully distributed to such Investor or Investor Parent.

Exhibit 8.1

OFFICERS

Section 1.                                           Election.  The officers may be elected by the Board of Managers at their first meeting following the annual meeting of the Members or at any other time.  At any time or from time to time the Board Members may delegate to any officer their power to elect or appoint any other officer or any agents.

Section 2.                                           Tenure.  Each officer shall hold office until the first meeting of the Board of Managers following the next annual meeting of the Members and until his or her respective successor is chosen and qualified unless a shorter period shall have been specified by the terms of his or her election or appointment, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.  Each agent shall retain his or her authority at the pleasure of the Board of Managers, or the officer by whom he or she was appointed or by the officer who then holds agent appointive power.

Section 3.                                           Chair of the Board of Managers, President, Chief Operating Officer and Vice President.  The Chair of the Board of Managers, if any, shall have such duties and powers as shall be designated from time to time by the Board of Managers.  Unless the Board of Managers otherwise specifies, the Chair of the Board of Managers, or if there is none the Chief Executive Officer, shall preside, or designate the person who shall preside, at all meetings of Members and of the Board of Managers.  Unless the Board of Managers otherwise specifies, the President shall be the chief executive officer and shall have direct charge of all business operations of the Company and, subject to the control of the Board of Managers, shall have general charge and supervision of the business of the Company.  Any Chief Operating Officer or Vice Presidents shall have duties as shall be designated from time to time by the Board of Managers, by the Chair of the Board of Managers or the President.

Section 4.                                           Treasurer and Assistant Treasurers.  Unless the Board of Managers otherwise specifies, the Treasurer shall be the chief financial officer of the Company and shall be in charge of its funds and valuable papers, and shall have such other duties and powers as may be designated from time to time by the Board of Managers, the Chair of the Board of Managers, or the President.  If no Controller is elected, the Treasurer shall, unless the Board of Managers otherwise specifies, also have the duties and powers of the Controller.  Any Assistant Treasurers shall have such duties and powers as shall be designated from time to time by the Board of Managers, the Chair of the Board of Managers, the President or the Treasurer.

Section 5.                                           Controller and Assistant Controllers.  If a Controller is elected, the Controller shall, unless the Board of Managers otherwise specifies, be the chief accounting officer of the Company and be in charge of its books of account and accounting records, and of its accounting procedures.  The Controller shall have such other duties and powers as may be designated from time to time by the Board of Managers, the Chair of the Board of Managers, the President or the Treasurer.  Any Assistant Controller shall have such duties and powers as shall be designed from time to time by the Board of Managers, the Chair of the Board of Managers, the President, the Treasurer or the Controller.

Section 6.                                           Secretary and Assistant Secretaries.  The Secretary shall record all proceedings of the Members and the Board of Managers in a book or series of books to be kept therefor and shall file therein all actions by written consent of the Board of Managers.  In the absence of the Secretary from any meeting, an Assistant Secretary, or if no Assistant Secretary is present, a temporary secretary chosen at the meeting, shall record the proceedings thereof.  The Secretary shall keep or cause to be kept records, which shall contain the names and record addresses of all Members.  The Secretary shall have such other duties and powers as may from time to time be designated by the Board of Managers, the Chair of the Board of Managers or the President.  Any Assistant Secretaries shall have such duties and powers as shall be designated from time to time by the Board of Managers, the Chair of the Board of Managers, the President or the Secretary.

Section 7.                                           Vacancies.  If the office of any officer becomes vacant, any person or body empowered to elect or appoint that officer may choose a successor.  Each such successor shall hold office for the unexpired term, and until his or her successor is chosen and qualified or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

Section 8.                                           Resignation and Removal.  The Board of Managers may at any time remove any officer either with or without cause.  The Board of Managers may at any time terminate or modify the authority of any agent.  Any officer may resign at any time by delivering his or her resignation in writing to the Chair of the Board of Managers, the President or the Secretary or to a meeting of the Board of Managers.  Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in either case the necessity of its being accepted unless the resignation shall so state.

WAYFAIR LLC

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT

This Amendment No. 1 to Fourth Amended and Restated Limited Liability Company Operating Agreement (“Amendment”), dated as of May 1, 2014, amends that certain Fourth Amended and Restated Limited Liability Company Operating Agreement (the “Agreement”), dated as of March 5, 2014, of Wayfair LLC (f/k/a CSN Stores LLC), a Delaware limited liability company (the “Company”).  Capitalized terms used and not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the Company and the Members wish to amend the Agreement as set forth in this Amendment to provide for a decrease in the number of Common Units the Company is authorized to issue.

NOW, THEREFORE, the Members agree as follows:

1.             Additional Members and Units. The first sentence of Section 3.3 of the Agreement be and hereby is deleted in its entirety and the following two sentences are inserted in lieu thereof:

“The Company is authorized to issue up to 79,365,954 Common Units (which amount includes 21,551,801 Common Units reserved for issuance upon conversion of the Series A Convertible Preferred Units and 5,995,133 Common Units reserved for issuance upon conversion of the Series B Convertible Preferred Units), 21,551,801 Series A Convertible Preferred Units and 5,995,133 Series B Convertible Preferred Units. 10,405,879 units are issued or reserved for issuance under the Plan, which units may be issued as Common Units or Incentive Units, however to the extent issued as Incentive Units, the number of Common Units authorized shall be reduced for every Incentive Unit issued.”

2.             Amendment. Each of the undersigned Members, representing holders of (i) at least a majority of the outstanding Series A Convertible Preferred Units, (ii) at least two-thirds of the outstanding Series B Convertible Preferred Units and (iii) at least a majority of the outstanding Common Units and Incentive Units (voting together as a class), hereby agrees to and approves the amendment to the Agreement in the form of this Amendment.

3.             Successors; Delaware Law; Etc. This Amendment (a) shall be binding upon the executors, administrators estates, heirs and legal successors of the Members, (b) shall be governed by and construed in accordance with the laws of the State of Delaware, (c) may be executed in more than one counterpart, all of which together shall constitute one agreement and, (d) together with the Agreement, contains the entire contract among the Members as to the subject matter hereof.

4.             Effectiveness.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each similar reference to the Agreement in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby.  Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

WAYFAIR LLC (F/K/A CSN STORES LLC)

By:	/s/ Niraj Shah
Name:	Niraj Shah
Title:	CEO

MEMBERS:

/s/ Niraj Shah
Niraj Shah

/s/ Steven Conine
Steven K. Conine

SK RETAIL, INC.

By:	/s/ Niraj Shah
Name:	Niraj Shah
Its:	CEO

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

BATTERY VENTURES IX (AIV I), L.P.

By: Battery Partners IX (AIV I), LLC, its general partner

By:	/s/ Neeraj Agrawal
Name:	Neeraj Agrawal
Title:	Member Manager

BATTERY INVESTMENT PARTNERS IX, LLC

By:	/s/ Neeraj Agrawal
Name:	Neeraj Agrawal
Title:	Member Manager

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

CSN GREAT HILL, INC.

By:	/s/ Michasel Kumin
Name:
Title:

GREAT HILL INVESTORS, LLC

By:	/s/ Michael Kumin
Name:
Title:

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

OTC WF HOLDINGS LLC
By: Fidelity Securities Fund: Fidelity OTC Portfolio, its sole member

/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

MIDCAP WF HOLDINGS LLC
By: Fidelity Commonwealth Trust: Fidelity Mid-Cap Stock Fund, its sole member

/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

MILM WF HOLDINGS LLC
By: Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund, its sole member

/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

PRTN WF HOLDINGS LLC
By: Fidelity Puritan Trust: Fidelity Puritan Fund, its sole member

/s/ Stacie M. Smith
Name: Stacie M. Smith
Title: Deputy Treasurer

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

HARBOURVEST CSN LLC

By: HarbourVest Partners, LLC
Its: Manager

By:	/s/ William Johnston
Name: William A. Johnston
Title: Managing Director

HARBOURVEST/NYSTRS CO-INVEST FUND L.P.

By:	HIPEP VI Select Associates L.P.
as its general partner
By:	HIPEP VI Select Associates LLC
as its general partner
By:	HarbourVest Partners, LLC
as its Managing Member

By:	/s/ William Johnston
Name: William A. Johnston
Title: Managing Director

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

ICONIQ-WF B FUND BLOCKER, INC.

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Signatory

ICONIQ STRATEGIC PARTNERS, L.P.
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners GP, L.P.,
a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners TT GP, Ltd.,
a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Signatory

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

MSIF-SCGP-WH LLC

By: Morgan Stanley Institutional Fund, Inc. — Small Company Growth Portfolio
Its Sole Member

By: Morgan Stanley Investment Management Inc.
Its Investment Manager

By:	/s/ Sandeep Chainani
Name:	Sandeep Chainani
Title:	MD

MSIMSCGT — WH LLC

By: Morgan Stanley Investment Management Small Company Growth Trust
Its Sole Member

By: State Street Bank and Trust Company
Solely in its capacity as Trustee

By:	/s/ Sean P. Conroy
Name:	Sean P. Conroy
Title:	Vice President

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

SPARK CAPITAL III (AIV I), L.P.

By: Spark Management Partners III (AIV I), LLC

By:	/s/ Alex Finkelstein
Name:	Alex FInkelstein
Title:	General Partner

SPARK CAPITAL FOUNDERS’ FUND III, LP

By:	/s/ Alex Finkelstein
Name:	Alex Finkelstein
Title:	General Partner

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

WF NHF I, LLC
By: T. Rowe Price New Horizons Fund, Inc., its Manager

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

WF NHT I, LLC
By: T. Rowe Price New Horizons Trust, its Manager
By: T. Rowe Price Trust Company, Trustee of T. Rowe Price New Horizons Trust

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

WF USET I, LLC
By: T. Rowe Price U.S. Equities Trust, its Manager
By: T. Rowe Price Trust Company, Trustee of T. Rowe Price U.S. Equities Trust

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

VIKING GLOBAL WR-A INVESTMENT LLC

/s/ Eric Komitee
By: Viking Global WR-A Investment LLC
Represented by: Eric Komitee
Title: Authorized Signatory

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

BAY POND BMD CAYB II, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

BAY POND PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman

Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ITHAN CREEK INVESTORS CAYB, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

J. CAIRD REAL ESTATE INVESTMENTS, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

J. CAIRD PARTNERS, L.P.
By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

QUISSETT BMD CAYB, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

QUISSETT PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

WOLF CREEK REAL ESTATE INVESTMENTS, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

WOLF CREEK PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[Signatures continue on following page]

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

/s/ Julie Bradley
Julie Bradley

[Signature Page to Amendment No. 1 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

WAYFAIR LLC

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED LIMITED
LIABILITY COMPANY OPERATING AGREEMENT

This Amendment No. 2 to Fourth Amended and Restated Limited Liability Company Operating Agreement (“Amendment”), dated as of June 6, 2014, amends that certain Fourth Amended and Restated Limited Liability Company Operating Agreement dated as of March 5, 2014 (as amended by Amendment No. 1, dated May 5, 2014, the “Agreement”), of Wayfair LLC (f/k/a CSN Stores LLC), a Delaware limited liability company (the “Company”).  Capitalized terms used and not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, the Company and the Members wish to amend the Agreement as set forth in this Amendment to provide for a decrease in the number of Common Units the Company is authorized to issue.

NOW, THEREFORE, the Members agree as follows:

1.                                      Additional Members and Units. The first sentence of Section 3.3 of the Agreement be and hereby is deleted in its entirety and the following two sentences are inserted in lieu thereof:

“The Company is authorized to issue up to 81,365,954 Common Units (which amount includes 21,551,801 Common Units reserved for issuance upon conversion of the Series A Convertible Preferred Units and 5,995,133 Common Units reserved for issuance upon conversion of the Series B Convertible Preferred Units), 21,551,801 Series A Convertible Preferred Units and 5,995,133 Series B Convertible Preferred Units. 12,405,879 units are issued or reserved for issuance under the Plan, which units may be issued as Common Units or Incentive Units, however to the extent issued as Incentive Units, the number of Common Units authorized shall be reduced for every Incentive Unit issued.”

2.                                      Amendment. Each of the undersigned Members, representing holders of (i) at least a majority of the outstanding Series A Convertible Preferred Units, (ii) at least two-thirds of the outstanding Series B Convertible Preferred Units and (iii) at least a majority of the outstanding Common Units and Incentive Units (voting together as a class), hereby agrees to and approves the amendment to the Agreement in the form of this Amendment.

3.                                      Successors; Delaware Law; Etc. This Amendment (a) shall be binding upon the executors, administrators estates, heirs and legal successors of the Members, (b) shall be governed by and construed in accordance with the laws of the State of Delaware, (c) may be executed in more than one counterpart, all of which together shall constitute one agreement and, (d) together with the Agreement, contains the entire contract among the Members as to the subject matter hereof.

4.                                      Effectiveness.  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each similar reference to the Agreement in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby.  Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the day and year first above written.

WAYFAIR LLC (F/K/A CSN STORES LLC)

By:	/s/ Niraj Shah
Name:	Niraj Shah
Title:	CEO

MEMBERS:

/s/ Niraj Shah
Niraj Shah

/s/ Steven Conine
Steven K. Conine

SK RETAIL, INC.

By:	/s/ Niraj Shah
Name:	Niraj Shah
Its:	CEO

[Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

BATTERY VENTURES IX (AIV I), L.P.

By: Battery Partners IX (AIV I), LLC, its general partner

By:	/s/ Neeraj Agrawal
Name:
Title:

BATTERY INVESTMENT PARTNERS IX, LLC

By: Battery Partners IX, LLC
Its: Managing Member

By:	/s/ Neeraj Agrawal
Name:
Title:

 [Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

CSN GREAT HILL, INC.

By:	/s/ Michael Kumin
Name:
Title:

GREAT HILL INVESTORS, LLC

By:	/s/ Michael Kumin
Name:
Title:

[Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

OTC WF HOLDINGS LLC
By: Fidelity Securities Fund: Fidelity OTC Portfolio, its sole member

Name:
Title:

MIDCAP WF HOLDINGS LLC
By: Fidelity Commonwealth Trust: Fidelity Mid-Cap Stock Fund, its sole member

Name:
Title:

MILM WF HOLDINGS LLC
By: Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund, its sole member

Name:
Title:

PRTN WF HOLDINGS LLC
By: Fidelity Puritan Trust: Fidelity Puritan Fund, its sole member

Name:
Title:

[Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

HARBOURVEST CSN LLC

By: HarbourVest Partners, LLC
Its: Manager

By:	/s/ Robert Wadsworth
Name: Robert M. Wadsworth
Title: Managing Director

HARBOURVEST/NYSTRS CO-INVEST FUND L.P.

By:	HIPEP VI Select Associates L.P.
as its general partner
By:	HIPEP VI Select Associates LLC
as its general partner
By:	HarbourVest Partners, LLC
as its Managing Member

By:	/s/ Robert Wadsworth
Name: Robert M. Wadsworth
Title: Managing Director

 [Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

ICONIQ-WF B FUND BLOCKER, INC.

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Signatory

ICONIQ STRATEGIC PARTNERS, L.P.
a Cayman Islands exempted limited partnership

By: ICONIQ Strategic Partners GP, L.P.,
a Cayman Islands exempted limited partnership
Its: General Partner

By: ICONIQ Strategic Partners TT GP, Ltd.,
a Cayman Islands exempted company
Its: General Partner

By:	/s/ Kevin Foster
Name:	Kevin Foster
Title:	Authorized Signatory

 [Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

MSIF-SCGP-WH LLC

By: Morgan Stanley Institutional Fund, Inc. — Small Company Growth Portfolio
Its Sole Member

By: Morgan Stanley Investment Management Inc.
Its Investment Manager

By:	/s/ Joseph C. Benedetti
Name:	Joseph C. Benedetti
Title:	Managing Director

MSIMSCGT — WH LLC

By: Morgan Stanley Investment Management Small Company Growth Trust
Its Sole Member

By: State Street Bank and Trust Company
Solely in its capacity as Trustee

By:	/s/ Sean Conroy
Name:	Sean P. Conroy
Title:	VP

 [Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

SPARK CAPITAL III (AIV I), L.P.

By: Spark Management Partners III (AIV I), LLC

By:	/s/ Alex Finkelstein
Name:	Alex Finkelstein
Title:	General Partner

SPARK CAPITAL FOUNDERS’ FUND III, LP

By:	/s/ Alex Finkelstein
Name:	Alex Finkelstein
Title:	General Partner

 [Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

WF NHF I, LLC
By: T. Rowe Price New Horizons Fund, Inc., its Manager

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

WF NHT I, LLC
By: T. Rowe Price New Horizons Trust, its Manager
By: T. Rowe Price Trust Company, Trustee of T. Rowe Price New Horizons Trust

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

WF USET I, LLC
By: T. Rowe Price U.S. Equities Trust, its Manager
By: T. Rowe Price Trust Company, Trustee of T. Rowe Price U.S. Equities Trust

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

[Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

VIKING GLOBAL WR-A INVESTMENT LLC

/s/ Eric Komitee
By: Viking Global WR-A Investment LLC
Represented by: Eric Komitee
Title: Authorized Signatory

[Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

BAY POND BMD CAYB II, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

BAY POND PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ITHAN CREEK INVESTORS CAYB, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ITHAN CREEK MASTER INVESTORS (CAYMAN) L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

J. CAIRD REAL ESTATE INVESTMENTS, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

J. CAIRD PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

QUISSETT BMD CAYB, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

QUISSETT PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

WOLF CREEK REAL ESTATE INVESTMENTS, INC.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

WOLF CREEK PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[Signatures continue on following page]

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]

MEMBERS (Continued):

/s/ Julie Bradley
Julie Bradley

[Signature Page to Amendment No. 2 to

Fourth Amended and Restated Limited Liability Company Operating Agreement]